                                                                   Exhibit 10.03

                                                                  EXECUTION COPY


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                          BANK SENIOR LOAN AGREEMENT


                                     among

                          PORT ARTHUR FINANCE CORP.,
                                 as Borrower,

                        PORT ARTHUR COKER COMPANY L.P.,
                         as Partnership and Guarantor,

                          SABINE RIVER HOLDING CORP.
             as General Partner of the Partnership and Guarantor,

                          NECHES RIVER HOLDING CORP.,
             as Limited Partner of the Partnership and Guarantor,

                     THE BANK SENIOR LENDERS PARTY HERETO,

                                      and

                      DEUTSCHE BANK AG, NEW YORK BRANCH,
             as Administrative Agent for the Bank Senior Lenders,


                          Dated as of August 19, 1999


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

                               Table of Contents

Section                                                                     Page

                                   ARTICLE I
                        DEFINITIONS AND INTERPRETATION

1.01  Defined Terms........................................................    1
1.02  Interpretation.......................................................    2
1.03  Conflict.............................................................    2
1.04  Senior Notes.........................................................    2

                                  ARTICLE II
                      LOANS, SENIOR NOTES AND PREPAYMENTS

2.01  Commitments..........................................................    2
2.02  Procedure for Borrowings.............................................    4
2.03  Fees.................................................................    5
2.04  Lending Offices......................................................    5
2.05  Several Obligations; Remedies Independent............................    5
2.06  Senior Notes.........................................................    6
2.07  Optional Prepayments of Loans........................................    7
2.08  Pro Rata Prepayments.................................................    7
2.09  Mandatory Prepayments................................................    8
2.10  Change in Commitments................................................    8

                                  ARTICLE III
                      PAYMENTS OF PRINCIPAL AND INTEREST

3.01  Repayment of Loans...................................................    9
3.02  Interest.............................................................    9

                                  ARTICLE IV
               PAYMENTS, PRO RATA TREATMENT, COMPUTATIONS, ETC.

4.01  Payments.............................................................   10
4.02  Pro Rata Treatment...................................................   11
4.03  Computations.........................................................   12
4.04  Certain Notices......................................................   12
4.05  Non-Receipt of Funds by the Administrative Agent.....................   13
4.06  Right of Set-off.....................................................   14

Section                                                                     Page

                                   ARTICLE V
                            YIELD PROTECTION, ETC.

5.01  Additional Costs.....................................................   14
5.02  Alternate Interest Rate..............................................   16
5.03  Illegality...........................................................   16
5.04  Compensation.........................................................   17
5.05  Covered Taxes........................................................   18
5.06  Replacement Bank Senior Lenders......................................   19

                                  ARTICLE VI
                             CONDITIONS PRECEDENT

6.01  Initial Bank Senior Loans............................................   20
6.02  Subsequent Disbursements of the Tranche A Facility...................   20

                                  ARTICLE VII
                        REPRESENTATIONS AND WARRANTIES

7.01  Representations and Warranties of the Borrower and the Guarantors....   21

                                 ARTICLE VIII
                                   COVENANTS

8.01  Covenants of the Borrower and the Guarantors.........................   21

                                  ARTICLE IX
                               EVENTS OF DEFAULT

9.01  Events of Default....................................................   21

Section                                                                     Page
                                   ARTICLE X
                           THE ADMINISTRATIVE AGENT

10.01 Appointment, Powers and Immunities...................................   21
10.02 Reliance by Administrative Agent.....................................   23
10.03 Defaults.............................................................   23
10.04 Indemnification......................................................   23
10.05 Non-Reliance on Administrative Agent and Other Bank Senior Lenders...   24
10.06 Failure to Act.......................................................   24
10.07 Resignation or Removal of Administrative Agent.......................   24
10.08 Notices..............................................................   25

                                  ARTICLE XI
                                   GUARANTEE

11.01 Guarantee of the Guarantors..........................................   25

                                  ARTICLE XII
                                 MISCELLANEOUS

12.01 Waiver...............................................................   28
12.02 Notices..............................................................   28
12.03 Expenses, Etc........................................................   28
12.04 Amendments, Etc......................................................   29
12.05 Successors and Assigns...............................................   30
12.06 Assignments and Participations.......................................   30
12.07 Survival.............................................................   32
12.08 Counterparts.........................................................   32
12.09 GOVERNING LAW........................................................   33
12.10 WAIVER OF JURY TRIAL.................................................   33
12.11 Consent to Jurisdiction..............................................   33
12.12 Severability.........................................................   33

                                  APPENDICES

APPENDIX A.........................................................  Definitions
SCHEDULE I.........................  Amortization Schedule of Tranche A Facility
SCHEDULE II........................  Amortization Schedule of Tranche B Facility
SCHEDULE III.......................................................  Commitments
EXHIBIT I..................................................  Form of Senior Note
EXHIBIT II...................................  Form of Assignment and Acceptance

                          BANK SENIOR LOAN AGREEMENT


          This Agreement, dated as of August 19, 1999, is made among:

          PORT ARTHUR FINANCE CORP., a company incorporated under the laws of the State of Delaware, as Borrower (the "Borrower"),

          PORT ARTHUR COKER COMPANY L.P., a limited partnership organized under the laws of the State of Delaware, as Partnership and Guarantor (the "Partnership"),

          SABINE RIVER HOLDING CORP., a company incorporated under the laws of the State of Delaware, as General Partner of the Partnership and Guarantor (the "General Partner"),

          NECHES RIVER HOLDING CORP., a company incorporated under the laws of the State of Delaware, as Limited Partner of the Partnership and Guarantor (the "Limited Partner" and together with the Partnership and the General Partner, the "Guarantors"),

          EACH OF THE BANK SENIOR LENDERS PARTY HERETO, as identified on
Schedule III to this Agreement, as the same may be modified at any time or from time to time pursuant to the terms of this Agreement (together, the "Bank Senior Lenders") and

          DEUTSCHE BANK AG, NEW YORK BRANCH, a New York State licensed branch of a German bank, as Administrative Agent for the Bank Senior Lenders (the "Administrative Agent").

          WHEREAS, the Borrower desires that the Bank Senior Lenders provide financing for the Coker Project, and the Bank Senior Lenders are willing to provide such financing, subject to, and on the terms and conditions set forth in, this Agreement and the other Financing Documents;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and undertakings contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE I
                        DEFINITIONS AND INTERPRETATION

          1.01 Defined Terms. Except for terms defined in this Agreement or Appendix A hereto, defined terms in this Agreement and the Exhibits hereto, that may be identified by the capitalization of the first letter of each principal word thereof, shall have the meanings assigned to them in the Common Security Agreement (including Appendix A thereto).

          1.02 Interpretation. In this Agreement and in the Appendix and Exhibits hereto, except to the extent that the context otherwise requires:

          (a) the table of contents and headings are for convenience only and shall not affect the interpretation of this Agreement;

          (b) unless otherwise specified, references to Articles, Sections, clauses, the Appendix and Exhibits are references to Articles, Sections and clauses of, and the Appendix and Exhibits to, this Agreement;

          (c) references to any document or agreement, including without limitation this Agreement, shall be deemed to include references to such document or agreement (together with all appendices, annexes and schedules thereto) as amended, supplemented, replaced or restated from time to time in accordance with its terms and (where applicable) subject to compliance with the requirements set forth therein; and

          (d) references to any party to this Agreement or any other document or agreement shall include such party's successors and permitted assigns.

          1.03 Conflict. In the event of any conflict between this Agreement and the Common Security Agreement, the Common Security Agreement shall govern.

          1.04 Senior Notes. All references in this Agreement to "Senior Notes" shall apply only to the extent that any particular Bank Senior Lender requests that the Borrower and the Guarantors execute and deliver a Senior Note to evidence their obligation to repay a particular Bank Senior Loan. If a Bank Senior Lender does not request such a Senior Note for a particular Bank Senior Loan, then those provisions dealing with "Senior Notes" in this Agreement will be deemed not to apply for purposes of that particular Bank Senior Loan, provided that such Bank Senior Lender shall retain the right to request Senior Notes from time to time to evidence future Bank Senior Loans.


                                  ARTICLE II
                      LOANS, SENIOR NOTES AND PREPAYMENTS

          2.01 Commitments. (a) Subject to the terms and conditions contained in this Agreement and the Common Security Agreement, each Bank Senior Lender severally agrees to make senior loans (each, a "Bank Senior Loan" and collectively, the "Bank Senior Loans") to the Borrower on the applicable Disbursement Date or Disbursement Dates during the applicable Commitment Period in an aggregate principal amount at any time outstanding not to exceed the amount of such Bank Senior Lender's Commitment, provided that borrowings in respect of the Tranche A Facility may be made at any time, and from time to time, after the termination of all Commitments under the Tranche B Facility, subject to the other terms and conditions set forth in this Agreement. The Commitment of each Bank Senior Lender shall be reduced by the amount of such Bank Senior

Lender's Bank Senior Loans immediately after such Bank Senior Loans are made. If any portion of any Commitment is not disbursed during the applicable Commitment Period, the amount of such undrawn portion shall be automatically cancelled as of the close of business in New York, New York on the last day of the applicable Commitment Period.

          (b) Prior to the Disbursement Date for the Tranche B Facility, upon the securing of Commitments to lend Reallocation Senior Debt under the Tranche B Facility in accordance with Section 2.12 of the Common Security Agreement, the Arrangers, with the consent of the Borrower, which consent shall not be unreasonably withheld, shall have the right to reallocate the Commitments so as to (i) increase the aggregate Commitments with respect to the Tranche B Facility by an amount equal to such Reallocation Senior Debt without affecting the amount of the other existing Commitments under the Tranche B Facility and (ii) decrease the Commitments of each of the Arrangers under the Tranche A Facility on a pro rata basis in an aggregate amount equal to the amount of the Commitments to lend such Reallocation Senior Debt.

          (c) After the Disbursement Date for the Tranche B Facility, upon the incurrence from time to time of Reallocation Senior Debt under the Tranche B Facility in accordance with Section 2.12 of the Common Security Agreement, the Arrangers, with the consent of the Borrower, which consent shall not be unreasonably withheld, shall have the right to (i) increase the amount of outstanding Bank Senior Loans under the Tranche B Facility by an amount equal to such Reallocation Senior Debt without affecting the amounts outstanding under existing Bank Senior Loans under the Tranche B Facility and (ii) decrease the remaining Commitments, if any, of, and the disbursed and outstanding Bank Senior Loans, if any, made by, each of the Arrangers under the Tranche A Facility on a pro rata basis among the Arrangers in an aggregate amount equal to the amount of such Reallocation Senior Debt being incurred. The changes described in this clause (c) shall be effected as (i) the incurrence by the Borrower of Reallocation Senior Debt under the Tranche B Facility and (ii) if any Senior Debt shall be outstanding under the Tranche A Facility, the application by the Borrower of that portion of the proceeds of such Reallocation Senior Debt that bears a relation to the amount of such proceeds which is equal to (x) Senior Debt outstanding under the Tranche A Facility divided by (y) the sum of Senior Debt outstanding under the Tranche A Facility and remaining undrawn Commitments under the Tranche A Facility to the prepayment in whole or in part of such Senior Debt outstanding under the Tranche A Facility held by the Arrangers on a pro rata basis, and the remaining Commitments of the Arrangers under the Tranche A Facility shall be reduced by an amount equal to the amount of such Reallocation Senior Debt incurred but not applied to the prepayment of Senior Debt in accordance with the terms of this sentence.

          (d) Prior to the initial Disbursement Date for the Tranche A Facility, upon the securing of Commitments to lend Reallocation Senior Debt under the Tranche A Facility in accordance with Section 2.12 of the Common Security Agreement, the Arrangers, with the consent of the Borrower, which consent shall not be unreasonably withheld, shall have the right to reallocate the Commitments so as to decrease the Commitments of each of the Arrangers under the Tranche A Facility on a pro rata basis in an aggregate amount equal to the amount of the Commitments to lend such Reallocation Senior Debt being secured.

          (e) After the initial Disbursement Date for the Tranche A Facility, upon the incurrence from time to time of Reallocation Senior Debt and, if a portion of the Commitments to extend Senior Debt under the Tranche A Facility remains, the securing of Commitments to extend Reallocation Senior Debt under the Tranche A Facility in accordance with Section 2.12 of the Common Security Agreement, the Arrangers, with the consent of the Borrower, which consent shall not be unreasonably withheld, shall have the right to decrease the remaining Commitments, if any, of, and the disbursed and outstanding Bank Senior Loans, if any, made by, each of the Arrangers under the Tranche A Facility on a pro rata basis among the Arrangers and between such Commitments and such outstanding Bank Senior Loans in an aggregate amount equal to the amount of such Reallocation Senior Debt being incurred or Commitments secured. The changes described in this clause (e) shall be effected as (i) the incurrence by the Borrower of Reallocation Senior Debt and, if a portion of the Commitments to extend Senior Debt under the Tranche A Facility remains, the securing of Commitments to extend Reallocation Senior Debt under the Tranche A Facility and (ii) the application by the Borrower of the proceeds of such Reallocation Senior Debt to the prepayment in whole or in part of such Senior Debt outstanding under the Tranche A Facility held by the Arrangers on a pro rata basis and the reduction of the Commitments of the Arrangers under the Tranche A Facility on a pro rata basis.

          (f)   Any prepayment made by the Borrower in accordance with this
Section 2.01 shall be made together with all accrued but unpaid interest on amounts prepaid and all other amounts (including any amounts due pursuant to Article V) then due from the Borrower under this Agreement. Any amount prepaid in accordance with this Section 2.01 may not be reborrowed.

          (g) Clauses (b)-(f) of this Section 2.01 shall apply only until each Arranger's Commitment has been reduced to such Arranger's Hold Level. After the reduction of each Arranger's Commitment to such Arranger's Hold Level, such clauses shall apply only to the extent mutually agreed among the Arrangers and the Borrower in their sole discretion.

          2.02 Procedure for Borrowings. (a) The Borrower shall give the Administrative Agent (who shall promptly notify the Bank Senior Lenders) notice of each borrowing under this Agreement as provided in Section 4.04, such notice to be substantially in the form of Appendix O to the Common Security Agreement. Except as to a borrowing that utilizes the unborrowed Commitments in respect of the Tranche A Facility in full, each borrowing under this Agreement shall be in a minimum amount of $5,000,000 and, if greater, in an amount that is an integral multiple of $1,000,000.

          (b) Not later than 1:00 p.m., New York time, on the date specified in the notice specified in paragraph (a) of this Section 2.02, each Bank Senior Lender shall make available the aggregate amount of the Bank Senior Loan or Bank Senior Loans to be made by it on such date (as determined in accordance with clause (c) of Section 4.02) to the Administrative Agent, at the account designated by the Administrative Agent and for such purpose maintained by the Administrative Agent with Deutsche Bank AG, in immediately available funds. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement and the Common

Security Agreement, be made available to the Borrower by depositing such amount, in immediately available funds, in the Bank Loan Drawdown and Equity Funding Account.

          2.03  Fees.

          (a) Agent Fees. The Borrower shall pay to the Administrative Agent a fee for the Administrative Agent's services as an Administrative Agent to be provided pursuant to this Agreement and the other applicable Financing Documents in an amount equal to $50,000 per annum. The Borrower shall pay such fee annually in advance on each July 15, commencing on July 15, 2000. For the period commencing on the Closing Date and ending on, but not including, July 15, 2000, the Borrower shall pay a pro rata portion of such fee to the Administrative Agent on the Closing Date.

          (b) Commitment Fees. The Borrower shall pay to the Administrative Agent for the account of each Bank Senior Lender a commitment fee on the daily aggregate unused amount of such Bank Senior Lender's Commitment (i) with respect to the Arrangers, for the period from and including July 14, 1999 and (ii) with respect to any other Bank Senior Lender that shall become party to this Agreement, for the period from the earlier of (A) the date such Bank Senior Lender first extends a binding Commitment and (B) the date that such Bank Senior Lender shall be deemed to be a party to this Agreement, in each case to but excluding the Commitment Termination Date, at a rate per annum equal to 0.75%, calculated in accordance with the provisions of Section 4.03. Accrued commitment fees shall be payable quarterly in arrears on each January 15, April 15, July 15 and October 15, commencing on October 15, 1999, and on the Commitment Termination Date.

          2.04 Lending Offices. The Bank Senior Loans made by each Bank Senior Lender shall be made and maintained at such Bank Senior Lender's Applicable Lending Office.

          2.05 Several Obligations; Remedies Independent. The failure of any Bank Senior Lender to make any Bank Senior Loan to be made by it on the date requested by the Borrower in the relevant notice of borrowing shall not relieve any other Bank Senior Lender of its obligation to make its Bank Senior Loan on such date, but neither any Bank Senior Lender nor the Administrative Agent shall be responsible for the failure of any other Bank Senior Lender to make a Bank Senior Loan under this Agreement, and no Bank Senior Lender shall have any obligation to the Administrative Agent or any other Bank Senior Lender for the failure by such Bank Senior Lender to make any Bank Senior Loan required to be made by such Bank Senior Lender. The amounts payable by the Borrower at any time under this Agreement and the Senior Notes to each Bank Senior Lender shall be a separate and independent obligation of the Borrower to such Bank Senior Lender, and each Bank Senior Lender shall be entitled, in accordance with and subject to the terms of the Common Security Agreement, to protect and enforce its rights arising out of this Agreement and the Senior Notes held by it, and, except as otherwise provided in the Common Security Agreement, it shall not be necessary for any other Bank Senior Lender or the Administrative Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

          2.06 Senior Notes. (a) As additional evidence of the Borrower's obligation to pay the principal of each Bank Senior Loan as provided in Section 3.01, the Borrower and the Guarantors shall execute and deliver to the Collateral Trustee on behalf of each Bank Senior Lender, upon request by such Bank Senior Lender, on or prior to each date on which any Bank Senior Loan is made under this Agreement, a promissory note (each, a "Senior Note") issued by the Borrower and guaranteed by each of the Guarantors, substantially in the form set forth in Exhibit I hereto, and otherwise duly completed, payable to the order of each such Bank Senior Lender and in a principal amount equal to the amount of such Bank Senior Lender's Commitment. The Borrower's and each Guarantor's signatures on each Senior Note shall be duly certified by a notary public.

          (b) Each Senior Note shall (i) be dated as of the date on which the Bank Senior Loan to which it relates is made, (ii) represent the Borrower's obligation to repay a principal amount equal to the amount of the relevant Bank Senior Loans, (iii) be payable in consecutive installments on each Payment Date and mature on the Final Maturity Date and (iv) bear interest for the period from the date of disbursement to the Borrower until paid in full on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum provided in, and payable as specified in, Section 3.02. Each Bank Senior Lender is authorized to record (A) the date and amount of the relevant Bank Senior Loan and of each payment or prepayment of principal of the Bank Senior Loans made by such Bank Senior Lender and (B) the Interest Period and interest rate with respect thereto, on the schedules annexed to and constituting a part of the Senior Note held by such Bank Senior Lender. It is understood, however, that the failure by a Bank Senior Lender to make any such recordation or the inaccuracy or incompleteness of any such recordation shall not affect the obligations of the Borrower under this Agreement or such Senior
Note in respect of the Bank Senior Loans made by such Bank Senior Lender.

          (c) The execution and delivery by the Borrower and the Guarantors of the Senior Notes shall not affect in any way whatsoever the rights or obligations of the Borrower or the Guarantors under this Agreement, the Common Security Agreement or any other Financing Document, and the rights and claims of each Bank Senior Lender under the Senior Notes held by it shall not replace or supersede the rights and claims of such Bank Senior Lender under this Agreement, the Common Security Agreement or the other Financing Documents, provided, however, that payment of any part of the principal of any such Senior Note in accordance with the terms and conditions of this Agreement and the Common Security Agreement shall, to the extent that such payment if made hereunder would discharge the Borrower's obligations hereunder and thereunder in respect of the payment of the principal of the Bank Senior Loan evidenced by such Senior Note, discharge such obligation pro tanto, and the payment of any principal of a Bank Senior Loan in accordance with the terms of this Agreement shall discharge the obligations of the Borrower and the Guarantors under the Senior Note evidencing such Bank Senior Loan to the extent of such payment.

          (d) Upon discharge of all obligations of the Borrower and the Guarantors under and in accordance with this Agreement and the Common Security Agreement, each Bank Senior Lender shall cancel and return to the Borrower the Senior Note or Senior Notes delivered to such Bank Senior Lender by the Borrower and the Guarantor.

          (e) Each Bank Senior Lender agrees that, notwithstanding any provision of the Senior Note or Senior Notes held by it to the contrary, it shall not demand payment of any amount under such Senior Note or Senior Notes unless such amount is then due and payable (whether at stated maturity, by acceleration or otherwise) by the Borrower or the Guarantors in accordance with the terms of this Agreement and the Common Security Agreement.

          2.07  Optional Prepayments of Loans. Subject to clause (d) of Section
4.02 and the terms and conditions of Article II of the Common Security Agreement, the Borrower shall have the right to prepay the outstanding principal amount of the Bank Senior Loans at any time or from time to time outstanding under this Agreement, in whole or in part, without premium or penalty (but with any prepayment compensation required by Section 5.04), on any Business Day, provided, however, that: (a) the Borrower shall give the Administrative Agent notice of any such prepayment as provided in Section 4.04, which notice shall become irrevocable five Business Days prior to the date of such optional prepayment, with a copy to the Collateral Trustee (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder); (b) any prepayments of the Bank Senior Loans pursuant to this Section 2.07 shall be applied as provided in clause (c) of Section 2.04 of the Common Security Agreement; and (c) each partial prepayment of principal of Bank Senior Loans shall be in an aggregate amount at least equal to $5,000,000 and, if greater, in an amount which is an integral multiple of $1,000,000. Any prepayment made by the Borrower pursuant to this Section 2.07 or Section 2.08 or
2.09 shall be made together with all accrued but unpaid interest on amounts prepaid and all other amounts (including any amounts due pursuant to Article V) then due from the Borrower under this Agreement. Any amount prepaid pursuant to this Section 2.07 may not be reborrowed.

          2.08 Pro Rata Prepayments. Subject to the terms of the Common Security Agreement, in the event that the Borrower shall make, or be (or be notified that it is) required to make, or give notice that it will make, any payment of any principal of any Capital Markets Senior Debt outstanding under the Indenture prior to the originally scheduled maturity date thereof (other than as provided in Section 2.07 of the Common Security Agreement), the Borrower shall give prompt notice thereof to the Administrative Agent and shall simultaneously with such payment (or, if not on a Payment Date, with the consent of Majority Bank Lenders, on the next succeeding Payment Date), make a Pro Rata Payment to each Bank Senior Lender in prepayment of the Bank Senior Loans in accordance with Sections 2.04 and 2.06 of the Common Security Agreement. A Bank Senior Lender may waive its right to receive any such prepayment without prejudice to its right to receive any subsequent prepayment. Each prepayment of Bank Senior Loans under this Section 2.08 shall be accompanied by the prepayment compensation (if any) required pursuant to Section 5.04.

          2.09 Mandatory Prepayments. (a) The Borrower shall make Mandatory Prepayments pursuant to Section 2.05 of the Common Security Agreement, provided that, with respect to the Tranche B Facility, Tranche B Lenders shall each have the option to refuse its pro rata share of Excess Cash Flow Mandatory Prepayments (the "Refusal Option") by notifying the Administrative Agent and the Collateral Trustee in writing no later than five Business Days prior to the date of such proposed Mandatory Prepayment). If any Tranche B Lender does exercise its Refusal Option, then all amounts to be so prepaid as Excess Cash Flow Mandatory Prepayments to such Tranche B Lender shall be applied to Bank Senior Loans outstanding under the Tranche A Facility. To the extent (i) that any Tranche B Lender does not exercise its Refusal Option or (ii) that, in the case of a Tranche B Lender having exercised its Refusal Option, there are amounts to be prepaid as Excess Cash Flow Mandatory Prepayments still unpaid after all Bank Senior Loans outstanding under the Tranche A Facility have been paid in full, amounts to be prepaid as Excess Cash Flow Mandatory Prepayments shall be applied to Bank Senior Loans outstanding under the Tranche B Facility
(A) in amounts equal to (x) 103% of the amount to be prepaid, in the case of Excess Cash Flow Mandatory Prepayments made during the first year following the Closing Date, (y) 102% of the amount to be prepaid, in the case of Excess Cash Flow Mandatory Prepayments made during the second year following the Closing Date and (z) 101% of the amount to be prepaid, in the case of Excess Cash Flow Mandatory Prepayments made during the third year following the Closing Date and
(B) after the third year following the Closing Date, at par.

          (b) In addition to the Refusal Option, any Bank Senior Lender may waive its right to receive all or any part of any Mandatory Prepayment required to be made pursuant to clause (a) of this Section 2.09 without prejudice to its right to receive any subsequent Mandatory Prepayment. Each prepayment of Loans under this Section 2.09 shall be accompanied by the prepayment compensation (if any) required pursuant to Section 5.04. Any amount prepaid pursuant to this
Section 2.09 may not be reborrowed.

          2.10 Change in Commitments. (a) The aggregate amount of the Commitments shall be automatically reduced by any and all Bank Senior Loans made under this Agreement and shall be automatically reduced to zero on the Commitment Termination Date.

          (b) Subject to clause (b) of Section 9.03 of the Common Security Agreement, the Borrower shall have the right, at any time or from time to time, to terminate or reduce the aggregate unused amount of the Commitments, provided that (i) the Borrower shall give the Administrative Agent notice of each such termination or reduction as provided in Section 4.04 and (ii) each partial reduction shall be in an aggregate amount at least equal to $5,000,000 and, if greater, in an amount that is an integral multiple of $1,000,000. Any portion of a Commitment, once terminated or reduced, may not be reinstated.


                                  ARTICLE III
                      PAYMENTS OF PRINCIPAL AND INTEREST

          3.01 Repayment of Loans. (a) With respect to the Tranche A Facility, the Borrower hereby promises to pay to the Administrative Agent for the account of each Bank Senior Lender the principal amount of such Bank Senior Lender's Bank Senior Loans made under the Tranche A Facility in 11 semi-annual installments on each Payment Date, in the amounts and percentages as set forth in the amortization schedule attached hereto in
Schedule I, commencing on January 15, 2002.

          (b) With respect to the Tranche B Facility, the Borrower hereby promises to pay to the Administrative Agent for the account of each Bank Senior Lender the principal amount of such Bank Senior Lender's Bank Senior Loan made under the Tranche B Facility on the dates and in the amounts and percentages as set forth in the amortization schedule attached hereto in Schedule II, commencing on January 15, 2002.

          3.02 Interest. (a) Subject to clause (b) of this Section 3.02, the Borrower hereby promises to pay to the Administrative Agent for the account of each Bank Senior Lender interest on the unpaid principal amount of each Bank Senior Loan held by such Bank Senior Lender, for the period from and including the date such Bank Senior Loan is made to but excluding the date such Bank Senior Loan shall be paid in full, at an interest rate per annum in respect of each Interest Period equal to LIBOR for such Bank Senior Loan for such Interest Period plus the applicable Margin.

          (b) Subject to clause (c) of this Section 3.02, in the event that the Borrower incurs Reallocation Senior Debt on a date other than a Payment Date or Tranche B Interest Payment Date, as the case may be:

                (A) after the Disbursement Date for the Tranche B Facility, the Borrower hereby promises to pay to the Administrative Agent for the account of each Reallocation Bank Senior Lender interest on the unpaid principal amount of each such Bank Senior Loan held by such Reallocation Bank Senior Lender, for the period from and including the date such Reallocation Bank Senior Loan is made to but excluding the Tranche B Interest Payment Date immediately succeeding the disbursement of such Bank Senior Loans, at an interest rate per annum in respect of such period equal to the Base Rate, and after such period at LIBOR plus the applicable Margin;

                (B) after the initial Disbursement Date for the Tranche A Facility, the Borrower hereby promises to pay to the Administrative Agent for the account of each Reallocation Bank Senior Lender interest on the unpaid principal amount of each such Bank Senior Loan held by such Reallocation Bank Senior Lender, for the period from and including the date such Reallocation Bank Senior Loan is made to but excluding the next Payment Date, in the case of Bank Senior Loans under the Tranche A Facility, or the Tranche B Interest Payment Date, in the case of Bank Senior Loans under the Tranche A Facility, as the case may be, immediately succeeding the disbursement of such Bank Senior Loans, at an interest rate per annum in respect of such period equal to the Base Rate, and after such period at LIBOR plus the applicable Margin;

          (c) In connection with the incurrence by the Borrower of Reallocation Senior Debt or the securing by the Borrower of Commitments to lend Reallocation Senior Debt, or the assignment by the Arrangers of Commitments or Bank Senior Loans prior to the date on which the Commitments of the Arrangers have been reduced to their respective Hold Levels, the Arrangers shall have the right, with the consent of the Borrower, such consent not to be unreasonably withheld, to increase the Margin applicable to all Bank Senior Loans under the Tranche A Facility or Tranche B Facility, as the case may be, or both. All Bank Senior Loans outstanding or to be drawn down under the applicable tranche or tranches shall, from and after the Payment Date on or immediately succeeding the date of incurrence of such Reallocation Senior Debt, securing by the Borrower of Commitments to lend Reallocation Senior Debt or the assignment by the Arrangers of Commitments or Bank Senior Loans bear interest at a rate equal to LIBOR plus the applicable Margin following such increase, subject to any further adjustments pursuant to this clause (c); provided however, that the Margin shall not be increased pursuant to this clause (c) without a Ratings Reaffirmation.

          (d) The Borrower hereby agrees that, upon the occurrence and during the continuation of any Event of Default under Article IX, the interest rate per annum that the Borrower is obligated to pay in respect of each Interest Period pursuant to paragraph (a) above shall be increased by the Post-Default Rate.

          (e) Interest on each Bank Senior Loan shall accrue and be payable in arrears (i)(A) with respect to the Tranche A Facility, on each Payment Date and
(B) with respect to the Tranche B Facility, on each Tranche B Interest Payment Date, commencing in each case on January 15, 2000, (ii) upon the payment or any prepayment of such Bank Senior Loan (but only on the amount paid or prepaid), and (iii) upon maturity (whether on the Final Maturity Date, by acceleration or otherwise). Promptly after the determination of any interest rate provided for in this Agreement or any change therein, the Administrative Agent shall give notice thereof to the Bank Senior Lenders and the Borrower.


                                  ARTICLE IV
               PAYMENTS, PRO RATA TREATMENT, COMPUTATIONS, ETC.

          4.01 Payments. (a) Except to the extent otherwise provided in this Agreement, all payments of principal, interest and other amounts to be made by the Borrower under this Agreement and the Senior Notes (including without limitation fees and indemnities) shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Administrative Agent at the account designated by the Administrative Agent maintained by the Administrative Agent with Deutsche Bank AG, not later than 1:00 p.m., New York time, on the date on which such payment shall become due. Any such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business Day.

          (b) Each payment received by the Administrative Agent under this Agreement or any Senior Note for account of any Bank Senior Lender shall be paid by the Administrative Agent promptly to such Bank Senior Lender, in immediately available funds, for account of such Bank Senior Lender's Applicable Lending Office for the Bank Senior Loan or other obligation in respect of which such payment is made.

          (c) If the due date of any payment under this Agreement or any Senior Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension, provided that, if such next succeeding Business Day falls in the following month, such date shall be the Business Day immediately preceding such due date.

          4.02 Pro Rata Treatment. Except to the extent otherwise provided in this Agreement or the Common Security Agreement:

          (a) each payment of commitment fees under clause (b) of Section 2.03 shall be made for the account of the Bank Senior Lenders so that each such payment is a Pro Rata Payment;

          (b)   each reduction in the amount of the Commitments under Section
2.10 hereof shall be applied to the several Commitments of the Bank Senior Lenders pro rata according to the amounts of their respective Commitments;

          (c) notwithstanding anything to the contrary provided in this Agreement, the Bank Senior Loans shall be disbursed by the Bank Senior Lenders pro rata in accordance with the maximum respective principal amounts of each Bank Senior Lender's Commitment;

          (d) other than with respect to any payment or prepayment made pursuant to Section 5.03, and except as provided in Section 2.08, each payment or prepayment of principal of Bank Senior Loans by the Borrower shall be made for the account of the Bank Senior Lenders so that each such payment or prepayment is a Pro Rata Payment; and

          (e) each payment of interest on Bank Senior Loans by the Borrower under this Agreement shall be made for the account of the Bank Senior Lenders so that each such payment is a Pro Rata Payment.

          4.03 Computations. Interest on Bank Senior Loans and commitment fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

          4.04 Certain Notices. Except as otherwise provided in the Common Security Agreement with respect to prepayments of Senior Debt required thereby, notices by the Borrower to the Administrative Agent of borrowings, termination or reduction of Commitments and Optional Prepayments of Bank Senior Loans shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 10:00 a.m., New York time, on the number of Business Days prior to the date of the relevant borrowing, termination, reduction or prepayment, as the case may be, specified below:

               Type of Notice                     Required Prior Notice
               --------------                     ---------------------

               Borrowing of Bank Senior           5 Business Days
               Loans

               Termination or Reduction of        10 Business Days
               Commitments

               Prepayments of Bank Senior         30 Business Days which shall
               Loans                              become irrevocable 5 Business
                                                  Days prior to the date of such
                                                  Optional Prepayment


provided; that the certificate of the Independent Engineer to be attached to a Notice of Borrowing may be delivered separately no later than one Business Day prior to the date of such borrowing.

If received later than 10:00 a.m., New York time on such number of Business Days prior to the relevant date, such notice shall be effective on the next succeeding Business Day, unless the Borrower is notified by the Administrative Agent that such notice shall be effective on the original Business Day.

          Each such notice of borrowing or Optional Prepayment shall specify the Bank Senior Loans to be borrowed or prepaid and the amount (subject to Section
2.02 and Section 2.07 hereof) of each Bank Senior Loan to be borrowed or prepaid and the date of borrowing or Optional Prepayment (which shall be a Business
Day). Each such notice of termination or reduction shall specify the amount (subject to Section 2.10) of the Commitments to be terminated or reduced. The Administrative Agent shall promptly notify the Bank Senior Lenders of the contents of each such notice (and in any event by the Business Day after the Administrative Agent's receipt thereof).

          4.05 Non-Receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Bank Senior Lender or the Borrower (the "Payor") prior to the date on which the Payor is to make payment to the Administrative Agent of (in the case of a Bank Senior Lender) the proceeds of a Bank Senior Loan to be made by such Bank Senior Lender under this Agreement or (in the case of the Borrower) a payment to the Administrative Agent for the account of one or more of the Bank Senior Lenders under this Agreement (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, but shall not be required to, in reliance upon such assumption, make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "Advance Date") such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, provided that, if neither the recipient(s) nor the Payor shall return the Required Payment to the Administrative Agent within three Business Days of such demand from the Administrative Agent, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows:

          (a) if the Required Payment shall represent a payment to be made by the Borrower to the Bank Senior Lenders, the Borrower and the recipient(s) shall each be obligated, retroactively to the Advance Date, to pay interest in respect of the Required Payment at the rate of interest provided in Section 3.02 (and, in case the recipient(s) shall return the Required Payment to the Administrative Agent, without limiting the obligation of the Borrower under Section 3.02 to pay interest to such recipient(s) in respect of the Required Payment); and

          (b) if the Required Payment shall represent proceeds of a Bank Senior Loan to be made by the Bank Senior Lenders to the Borrower, the Payor and the Borrower shall each be obligated, retroactively to the Advance Date, to pay interest in respect of the Required Payment at the rate of interest provided for such Required Payment in Section 3.02 (and, in case the Borrower shall return the Required Payment to the Administrative Agent, without limiting any claim the Borrower may have against the Payor in respect of the Required Payment).

In the event that the Payor and the recipient(s) both return the Required Payment to the Administrative Agent together with interest thereon as required by this Section 4.05, the Administrative Agent shall promptly pay to the recipient(s) the Required Payment together with the interest paid by the recipient(s) to the Administrative Agent.

The Administrative Agent shall promptly notify the Borrower of any receipt of notice by the Administrative Agent from a Bank Senior Lender that the Bank Senior Lender does not intend to make payment to the Administrative Agent of the proceeds of a Bank Senior Loan.

          4.06 Right of Set-off. The Borrower agrees that each Bank Senior Lender shall be entitled, at its option but only with the prior written consent of the Administrative Agent, to offset balances held by it for the account of the Borrower at any of its offices against any obligations of the Borrower (including principal and interest on any of the Bank Senior Loans) to such Bank Senior Lender that are not paid when due.

                                   ARTICLE V
                            YIELD PROTECTION, ETC.

          5.01 Additional Costs. (a) The Borrower shall pay directly to each Bank Senior Lender from time to time such amounts as such Bank Senior Lender may determine in good faith to be necessary to compensate such Bank Senior Lender for any increase in costs attributable to its making or maintaining of any Bank Senior Loans or its obligation to make any Bank Senior Loans under this Agreement, or any reduction in any amount receivable by such Bank Senior Lender under this Agreement in respect of any of such Bank Senior Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called collectively "Additional Costs"), in each case, from those costs and amounts receivable existing on the date hereof, resulting from any Regulatory Change that:

          (i) changes the basis of taxation of any amounts payable to such Bank Senior Lender under this Agreement or the Senior Note(s) held by it in respect of any of such Bank Senior Loans (other than Excluded Taxes and Covered Taxes as described in Section 5.05); or

          (ii) imposes or modifies any reserve, special deposit or similar requirements, including without limitation any application of the Regulation D requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank Senior Lender (including, without limitation, any of such Bank Senior Loans or any deposits referred to in the definition of "LIBOR" in Appendix A hereto), or any commitment of such Bank Senior Lender (including without limitation the Commitment or Commitments of such Bank Senior Lender under this Agreement); or

          (iii) imposes any other duty or charge in respect of this Agreement, the Senior Note(s) held by it (or any of such extensions of credit or liabilities), its Commitment or Commitments or any amounts payable to such Bank Senior Lender under this Agreement or the Senior Note(s) held by it in respect of any such Bank Senior Loans (other than Covered Taxes and Excluded Taxes).

          (b)   Without limiting the effect of the foregoing provisions of this
Section 5.01, the Borrower shall pay directly to each Bank Senior Lender from time to time on request such amounts as such Bank Senior Lender may determine in good faith to be necessary to compensate such Bank Senior Lender (or the bank holding company of which such Bank Senior Lender is a subsidiary) for any increase in costs that it determines are attributable to the maintenance by such Bank Senior Lender (or any Applicable Lending Office or such bank holding company), pursuant to any law or regulation or any interpretation, directive, guideline or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of or by any court or governmental, monetary, fiscal or other authority (i) following any Regulatory Change or (ii) implementing any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful), issued after the date hereof by any government or governmental or supervisory authority implementing at the national level the Basle Accord, of capital in respect of its Commitment or Bank Senior Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Bank Senior Lender (or any Applicable Lending Office or such bank holding company) to a level below that which such Bank Senior Lender (or any Applicable Lending Office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive, guideline or request). For purposes of this clause (b), "Basle Accord" shall mean the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time, or any replacement thereof, including without limitation any framework adopted pursuant to the proposal for a new capital adequacy framework dated June 1999 and entitled "A New Capital Adequacy Framework".

          (c) Each Bank Senior Lender shall notify the Borrower of any event occurring after the date of this Agreement entitling such Bank Senior Lender to compensation under clauses (a) or (b) of this Section 5.01 as promptly as practicable. Each Bank Senior Lender shall designate a different Applicable Lending Office for the Bank Senior Loans of such Bank Senior Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the opinion of such Bank Senior Lender, be disadvantageous to such Bank Senior Lender. Each Bank Senior Lender will furnish to the Borrower a certificate setting forth in reasonable detail the basis and amount of each request by such Bank Senior Lender for compensation under clause
(a) or (b) of this Section 5.01. Determinations and allocations set forth in such certificate by any Bank Senior Lender for purposes of this Section of the effect of any Regulatory Change pursuant to clause (a) of this Section 5.01 or of the effect of capital maintained pursuant to clause (b) of this Section 5.01, on its costs or rate of return of maintaining Bank Senior Loans or its obligation to make Bank Senior Loans, or on amounts receivable by it in respect of Bank Senior Loans, and of the amounts required to compensate such Bank Senior Lender under this Section 5.01, shall, absent manifest error, be conclusive.

          5.02 Alternate Interest Rate. Anything to the contrary in this Agreement notwithstanding, if, on or prior to the determination of LIBOR for any Interest Period or Default Interest Period:

          (a) the Administrative Agent determines, which determination shall be conclusive absent manifest error, that quotations of interest rates for the relevant deposits of the types referred to in the definition of "LIBOR" in Appendix A hereto are not being provided in the relevant amounts or for the relevant maturity for purposes of determining rates of interest as provided in this Agreement; or

          (b) Majority Bank Lenders notify the Administrative Agent that the relevant rates of interest referred to in the definition of "LIBOR" in Appendix A hereto upon the basis of which the rate of interest for such Interest Period or Default Interest Period is to be determined would not adequately cover the cost to such Bank Senior Lenders of making or maintaining Bank Senior Loans, or maintaining any other amount under this Agreement not paid when due, for such Interest Period or Default Interest Period;

then the Administrative Agent shall notify the Borrower thereof, and, subject to the following paragraph, the interest payable to the Bank Senior Lenders on Bank Senior Loans, and such other amounts not paid when due, to which such Interest Period or Default Interest Period, as the case may be, applies shall thereafter be interest at a rate per annum equal to the Alternate Base Rate for each day during such Interest Period or Default Interest Period, as the case may be, plus the applicable Margin plus, during any Default Interest Period, 2% per annum.

The alternative interest rate procedure set forth in the immediately preceding paragraph shall apply to each relevant period succeeding the first such period to which they were applied unless and until the Administrative Agent notifies the Borrower that the condition referred to in clause (a) of this Section 5.02 no longer exists or the Administrative Agent (at the request of Majority Bank Lenders) notifies the Borrower that the condition referred to in clause (b) of this Section 5.02 no longer exists, whereupon interest on Bank Senior Loans shall again be determined in accordance with the provisions of Section 3.02, effective commencing on the third Business Day after the date of such notice.

          5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank Senior Lender or its Applicable Lending Office to honor its obligation to make Bank Senior Loans under this Agreement, then such Bank Senior Lender shall promptly notify the Borrower thereof (with a copy to the Administrative Agent) and such Bank Senior Lender's obligation to make Bank Senior Loans shall be suspended until such time as such Bank Senior Lender may again make Bank Senior Loans. Notwithstanding any other provision of this Agreement to the contrary, in the event that it becomes unlawful for any Bank Senior Lender or its Applicable Lending Office to honor its obligation to maintain Bank Senior Loans, then, at the election of such Bank Senior Lender (by notice to the Administrative Agent, which shall promptly notify the Borrower), the Borrower shall prepay such Bank Senior Lender's outstanding Bank Senior Loans in full (or in the amount of the affected portion thereof) together with accrued interest thereon and all other amounts payable to such Bank Senior Lender under this Agreement (including without limitation amounts payable under Section 5.04) to the Administrative Agent for the account of such Bank Senior Lender, on the last day of the then current Interest Period or Default Interest Period for such Bank Senior Loans (or on such earlier date as shall be certified by the Bank Senior Lender as being the last permissible date for such prepayment under the relevant law, rule, regulation, treaty or directive). Each Bank Senior Lender shall designate a different Applicable Lending Office for the portion of its Commitment or Bank Senior Loans affected by the illegality granting such Bank Senior Lender a right to suspend its Commitment or requiring repayment by the Borrower if such designation will avoid the need for such suspension or required repayment, or reduce the amount of the portion of the Commitment subject to suspension or the portion of the Bank Senior Loans subject to repayment, as the case may be, provided that no Bank Senior Lender shall be obligated so to designate a different Applicable Lending Office if such Bank Senior Lender determines that such designation would be disadvantageous to such Bank Senior Lender compared to the designation of its then current Applicable Lending Office.

          5.04 Compensation. The Borrower shall pay to the Administrative Agent for the account of each Bank Senior Lender, upon the request of such Bank Senior Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the opinion of such Bank Senior Lender) to compensate it for any Loss that such Bank Senior Lender determines is attributable to:

          (a) any payment or prepayment of a Bank Senior Loan made by such Bank Senior Lender for any reason (including without limitation the acceleration of the Bank Senior Loans pursuant to Section 10.04 of the Common Security Agreement and optional prepayments made pursuant to Section 2.07 or in accordance with clause (c) of Section 3.02) or the assignment of a Bank Senior Loan made by such Bank Senior Lender prior to the date on which the Commitments of the Arrangers have been reduced to their respective Hold Levels, in each case on a date other than the last day of an Interest Period for such Bank Senior Loan; or

          (b) any failure by the Borrower for any reason (including without limitation the failure of any of the conditions precedent specified in Article VI of this Agreement or Article IX of the Common Security Agreement to be satisfied) to borrow a Bank Senior Loan from such Bank Senior Lender on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02, other than any failure which results from such Bank Senior Lender wrongfully suspending its obligation to make Bank Senior Loans or wrongfully terminating its Commitment under this Agreement or the Common Security Agreement.

Any such compensation shall include an amount equal to the excess, if any, of
(x) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid, assigned or not borrowed for the period from the date of such payment, prepayment, assignment or failure to borrow to the last day of the then current Interest Period for such Bank Senior Loan (or, in the case of a failure to borrow, the Interest Period for such Bank Senior Loan that would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Bank Senior Loan provided in this Agreement (excluding, however, the applicable Margin or Post-Default Rate included therein, if any) over (y) the amount of interest (as determined by such Bank Senior Lender) that otherwise would have accrued on such principal amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market. A certificate of such Bank Senior Lender setting forth in reasonable detail any amount or amounts that such Bank Senior Lender is entitled to receive pursuant to this Section 5.04 and the manner in which such amounts shall have been determined shall be delivered to the Borrower and shall be conclusive absent manifest error.

          5.05 Covered Taxes. The Borrower agrees that, whether or not any Bank Senior Loan is made under this Agreement:

          (a) All payments of principal of and interest on the Bank Senior Loans and all other amounts payable on, under or in respect of this Agreement, the Bank Senior Loans, the Senior Notes, the Common Security Agreement or any other Financing Document by the Borrower to the Administrative Agent or any Bank Senior Lender, including without limitation amounts payable by the Borrower under clause (b) of this Section 5.05 and under Section 12.03, shall be made free and clear of, and without deduction or withholding for, any and all present and future taxes, levies, imposts, tariffs, duties, assessments, deductions, withholdings, fees, liabilities or other charges other than Excluded Taxes (collectively, "Taxes") imposed, assessed, levied or collected by any Governmental Authority, together with interest thereon and penalties with respect thereto, if any, under or in respect of this Agreement, the Bank Senior Loans, the Senior Notes or any other Financing Document, the execution, registration, enforcement, notarization or other formalization of any thereof, and any payments of principal, interest, charges, fees, commissions or other amounts made on, under or in respect thereof ("Covered Taxes"), all of which shall be paid by the Borrower, for its own account, prior to the date on which penalties attach thereto.

          (b) The Borrower shall indemnify and hold harmless the Administrative Agent and each Bank Senior Lender against, and promptly reimburse the Administrative Agent and each Bank Senior Lender on demand for, any Covered Taxes paid by the Administrative Agent or any Bank Senior Lender and any Loss that the Administrative Agent or any Bank Senior Lender may incur at any time arising out of or in connection with any failure of the Borrower to make any payment of Covered Taxes when due, other than any interest, penalties or legal fees arising from the failure of the Borrower to pay such Covered Taxes due to the gross negligence or willful misconduct of the Administrative Agent or such Bank Senior Lender.

          (c) In the event that the Borrower is required by Applicable Law to deduct or withhold Covered Taxes from any amounts payable on, under or in respect of this Agreement, the Bank Senior Loans, the Senior Notes or any other Financing Document (including without limitation any amounts payable under clause (b) of this Section 5.05 and Sections 2.07, 2.09, 3.01 and 3.02), the Borrower shall pay the Administrative Agent and each Bank Senior Lender such additional amount as may be required, after the deduction or withholding of any Covered Taxes, to enable the Person entitled to such amount to receive from the Borrower an amount equal to the full amount stated to be payable under this Agreement, the Bank Senior Loans, the Senior Notes or any other Financing Document.

          (d) The Borrower shall furnish to the Administrative Agent original or certified copies of tax receipts in respect of any withholding of Covered Taxes required under this Section 5.05 within 30 days after the date of each payment under this Agreement as to which such withholding is required, and the Borrower shall promptly furnish to the Administrative Agent any other information, documents and receipts that the Administrative Agent or any Bank Senior Lender may from time to time require to establish to its satisfaction that full and timely payment has been made of all Covered Taxes required to be paid under this
Section 5.05.

          5.06  Replacement Bank Senior Lenders. Subject to Section 2.07 and
Section 2.10 of the Common Security Agreement, and provided that no Event of Default shall have occurred and be Continuing under this Agreement or the Common Security Agreement, the Borrower may, at any time, replace any Bank Senior Lender that has requested compensation from the Borrower pursuant to Section
5.01 or whose obligation to make additional Bank Senior Loans has been suspended or terminated pursuant to Section 5.03 or that has failed, and such failure has continued for 10 Business Days, to make payment to the Administrative Agent of the proceeds of a Bank Senior Loan to be made by such Bank Senior Lender under this Agreement after satisfaction of all conditions precedent to such Bank Senior Loan (any such Bank Senior Lender being herein called an "Affected Bank Senior Lender"), by giving not less than 10 Business Days' prior written notice to the Administrative Agent (which shall promptly notify such Affected Bank Senior Lender and each other Bank Senior Lender), that it intends to replace such Affected Bank Senior Lender with one or more banks (which may include any other Bank Senior Lender) selected by the Borrower and acceptable to the Administrative Agent, provided that, if the replacement Bank Senior Lender shall request, with respect to such Bank Senior Loan, compensation pursuant to this
Article V, such compensation shall in the aggregate be lower than that of the Affected Bank Senior Lender. The method (whether by assignment or otherwise) of, and documentation for, such replacement shall be the execution and delivery of an assignment agreement in writing, substantially in the form of Exhibit II hereto.

          Upon the effective date of any replacement pursuant to this Section
5.06 (and as a condition thereto), the Borrower shall pay to the Affected Bank Senior Lender being replaced any amounts owing to such Affected Bank Senior Lender under this Agreement (including without limitation principal, interest, fees, commissions, compensation and additional amounts under this Article V, in each case accrued to the effective date of such replacement, and any amounts that would be payable under this Section 5.06 if all of such Affected Bank Senior Lender's Bank Senior Loans were being prepaid in full on such date), whereupon each replacement bank shall for all purposes of this Agreement become a "Bank Senior Lender" having a Commitment in the amount of such Affected Bank Senior Lender's Commitment assumed by it, holding Bank Senior Loans acquired by it and party to, or entitled to the benefit of, the Financing Documents, and such Commitment of the Affected Bank Senior Lender being replaced shall be terminated upon such effective date and all of such Affected Bank Senior Lender's rights and obligations under the Financing Documents shall terminate (provided that the obligations of the Borrower under Sections 5.01, 5.03, 5.04, 5.05, 5.06 and 12.03 with respect to such Affected Bank Senior Lender, and the obligations of such Affected Bank Senior Lender under Section 10.4 with respect to the Administrative Agent, shall survive any such replacement).

                                  ARTICLE VI
                             CONDITIONS PRECEDENT

          6.01 Initial Bank Senior Loans. The obligation of each Bank Senior Lender to make its initial Bank Senior Loan under the Tranche A Facility and its Bank Senior Loan under the Tranche B Facility under this Agreement shall be subject to the satisfaction of each of the following conditions:

          (a) Execution. This Agreement shall have been duly executed and delivered by each of the parties hereto and each of the Senior Notes evidencing the Initial Bank Senior Loans shall have been duly completed, executed and delivered by each of the Borrower and the Guarantors to the relevant Bank Senior Lender; and

          (b) Satisfaction of Common Conditions Precedent. All the common conditions precedent set forth in Section 9.01 of the Common Security Agreement shall have been satisfied (or waived as provided in Section 14.13 of the Common Security Agreement).

          6.02 Subsequent Disbursements of the Tranche A Facility. The obligation of each Bank Senior Lender to make any Bank Senior Loan under the Tranche A Facility under this Agreement, including without limitation its initial Bank Senior Loan, shall be subject to the satisfaction of the following conditions:

          (a) Satisfaction of Common Conditions Precedent. All the common conditions precedent set forth in Section 9.02 of the Common Security Agreement shall have been satisfied (or waived as provided in Section 14.13 of the Common Security Agreement).

          (b) Senior Notes. Such Bank Senior Lender or the Administrative Agent on behalf of such Bank Senior Lender shall have received a duly completed and executed Senior Note or Senior Notes evidencing such Bank Senior Loan or Bank Senior Loans.


                                  ARTICLE VII
                        REPRESENTATIONS AND WARRANTIES

          7.01 Representations and Warranties of the Borrower and the Guarantors. Each of the Borrower and the Guarantors confirms the respective representations and warranties made by it in Section 3.01 of the Common Security Agreement, as if made as of the date of this Agreement, which representations and warranties are incorporated herein by reference as if fully set forth in this Agreement.

                                 ARTICLE VIII
                                   COVENANTS

          8.01 Covenants of the Borrower and the Guarantors. Each of the Borrower and the Guarantors agrees that, so long as any Bank Senior Lender has any Commitment under this Agreement or any amount payable under this Agreement remains unpaid, it shall observe and perform each of the covenants applicable to it set forth in Article IV of the Common Security Agreement, which covenants and agreements are incorporated by reference in this Agreement as if fully set forth herein, in accordance with their terms.


                                  ARTICLE IX
                               EVENTS OF DEFAULT

          9.01 Events of Default. The occurrence of any Default or Event of Default set forth in Article X of the Common Security Agreement shall constitute a "Default" or "Event of Default", as the case may be, for all purposes of this Agreement. If any Default or Event of Default shall occur and be Continuing, then the Bank Senior Lenders shall have (in addition to any and all other available remedies at law and in equity) each of the remedies set forth in
Article X of the Common Security Agreement.


                                   ARTICLE X
                           THE ADMINISTRATIVE AGENT

          10.01 Appointment, Powers and Immunities. (a) Each Bank Senior Lender hereby irrevocably appoints and authorizes Deutsche Bank AG, New York Branch, as the Administrative Agent to act as its agent, with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and the Common Security Agreement, together with such other powers as are incidental thereto, and each Bank Senior Lender authorizes and instructs the Administrative Agent to execute and deliver on its behalf each of the Common Security Agreement, the Transfer Restrictions Agreement, the Intercreditor Agreement, each Security Document and any other applicable Financing Document, and agrees to be bound by the terms and conditions of each such agreement as if it had executed and delivered such agreement for and in its own name. The Administrative Agent hereby accepts such appointment upon the terms and conditions set forth in this Article X.

          (b) Each Bank Senior Lender hereby agrees and acknowledges that the Administrative Agent shall act for and on behalf of the Bank Senior Lenders as a Bank Senior Lender or Bank Senior Lender Group for purposes of each of the Common Security Agreement, the Transfer Restrictions Agreement or any other Financing Document, and each Bank Senior Lender hereby authorizes such action by the Administrative Agent on its behalf in accordance with its appointment under this Agreement. Notwithstanding the foregoing, the Administrative Agent shall, upon the request of any Bank Senior Lender, promptly deliver to such Bank Senior Lender any request, notice or communication permitted to be given by any Bank Senior Lender under or pursuant to the Common Security Agreement, the Transfer Restrictions Agreement or any other Financing Document.

          (c) The Administrative Agent (which term as used in this Article X and Sections 10.04 and 12.03 shall include its Affiliates and their respective officers, directors, employees and agents) shall not: (i) have any duties or responsibilities (including without limitation any duties or responsibilities to make any determinations with respect to the terms or provisions or any insurance policy referred to in Article VII of the Common Security Agreement), except those expressly set forth in this Agreement or the Common Security Agreement or, by reason of this Agreement or the Common Security Agreement, be a trustee for any Bank Senior Lender; (ii) be responsible to the Bank Senior Lenders for any recitals, statements, representations or warranties contained in this Agreement or the Common Security Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or the Common Security Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Senior Note, the Common Security Agreement or any other document referred to or provided for herein or therein, or for any failure by the Borrower or any other Person to perform any of its obligations hereunder or thereunder; (iii) be required to initiate or conduct any litigation or collection proceedings under this Agreement or the Common Security Agreement; or (iv) be responsible for any action taken or omitted to be taken by it under this Agreement or the Common Security Agreement or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own negligence or willful misconduct.

          The Administrative Agent may employ agents and attorneys-in-fact, and the Administrative Agent shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it without negligence or willful misconduct. The Administrative Agent may deem and treat the payee of any Senior Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Administrative Agent.

          10.02 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including without limitation any thereof by telephone, telecopy, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or the Common Security Agreement, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with instructions given by Majority Bank Lenders, and such instructions of Majority Bank Lenders and any action taken or failure to act pursuant thereto shall be binding on all Bank Senior Lenders.

          10.03 Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Default (other than, subject to Section 4.05, the non-payment of principal of or interest on Bank Senior Loans or of commitment fees) unless the Administrative Agent has received notice from the Collateral Trustee, a Bank Senior Lender, the Borrower or the Partnership specifying such Event of Default or Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of any Event of Default or Default or of any such non-payment, the Administrative Agent shall give prompt notice thereof to each of the Bank Senior Lenders. The Administrative Agent shall (subject to Section 10.06) take such action with respect to such Event of Default, Default or non-payment as shall be directed by Majority Bank Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default, Default or non-payment as it may deem advisable in the best interest of the Bank Senior Lenders, except to the extent that this Agreement or the Common Security Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of Majority Bank Lenders or all Bank Senior Lenders.

          10.04 Indemnification. Each of the Bank Senior Lenders agrees to indemnify and hold harmless the Administrative Agent (to the extent not reimbursed under Section 12.03, but without limiting the obligations of the Borrower under said Section 12.03), ratably in accordance with the aggregate principal amount of the Bank Senior Loans held by such Bank Senior Lender (or, if no Bank Senior Loans of such Bank Senior Lender are at the time outstanding, ratably in accordance with its Commitment), for any and all Losses that may be imposed on, incurred by, or asserted against (including without limitation by any Bank Senior Lender) the Administrative Agent arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement, the Common Security Agreement or any other documents contemplated by or referred to herein or the transactions contemplated hereby or thereby (including without limitation the costs and expenses that the Borrower is obligated to pay under
Section 12.03, but excluding, unless a Default has occurred and is Continuing, normal administrative costs and expenses incident to the performance of the Administrative Agent's agency duties hereunder) or the enforcement of any of the terms hereof or thereof, provided, however, that no Bank Senior Lender shall be liable for any of the foregoing to the extent they arise from the negligence or willful misconduct of the Administrative Agent.

          10.05 Non-Reliance on Administrative Agent and Other Bank Senior Lenders. Each Bank Senior Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Bank Senior Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Coker Project, the Borrower, the Partnership, the General Partner, the Limited Partner and their respective Affiliates and its own decision to enter into this Agreement and the other Financing Documents and that it will, independently and without reliance upon the Administrative Agent or any other Bank Senior Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking, or refraining from taking, any action under this

Agreement and the other Financing Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or the Guarantors of this Agreement or the other Financing Documents, or to inspect the properties or books of the Borrower or the Guarantors. Except for notices, reports and other documents and information expressly required to be furnished to the Bank Senior Lenders by the Administrative Agent under this Agreement or the other Financing Documents (as to which the Administrative Agent only shall have the duty to forward what it has received), the Administrative Agent shall not have any duty or responsibility to provide any Bank Senior Lender with any credit or other information concerning the affairs, financial condition or business of the Coker Project, the Borrower, the Partnership, the General Partner, the Limited Partner or any of their Affiliates that may come into its possession or that of any of its Affiliates.

          10.06 Failure to Act. Except for action expressly required of the Administrative Agent under this Agreement or the other Financing Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder or thereunder unless it shall receive further assurances to its reasonable satisfaction from the Bank Senior Lenders of their indemnification obligations under Section 10.04 against any and all Losses that may be incurred by the Administrative Agent by reason of taking or continuing to take any such action.

          10.07 Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided in this Section 10.07, the Administrative Agent may resign at any time by notifying the Bank Senior Lenders in writing. The Administrative Agent may be removed as agent hereunder upon 30 days' written notice by an instrument in writing signed by Majority Bank Lenders. Upon any such resignation or removal, Majority Bank Lenders shall have the right to appoint a successor. If no successor shall have been so appointed by Majority Bank Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Bank Senior Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of Section 10.04 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

          10.08 Notices. The Administrative Agent agrees to furnish promptly to each Bank Senior Lender a copy of each written communication (including without limitation financial information and project reports) received by it from any of the Borrower or the Guarantors or any of their Affiliates expressly relating to, and any amendment or waiver of any of the provisions of, this Agreement or any other Financing Document or the transactions contemplated hereby and thereby, or from any Bank Senior Lender pursuant to or in relation to this Agreement or any other Financing Document. In addition, the Administrative Agent agrees to advise promptly each Bank Senior Lender of any material action taken, or any action proposed by the Bank Senior Lenders to be taken that is not taken, by the Bank Senior Lenders at any meeting of Bank Senior Lenders.


                                  ARTICLE XI
                                   GUARANTEE

          11.01 Guarantee of the Guarantors. (a) Each of the Guarantors hereby unconditionally, and jointly and severally, guarantees to each Bank Senior Lender and the Administrative Agent (i) the due and punctual payment of the principal of, premium on (if any) and interest on each Bank Senior Loan when and as the same shall become due and payable, whether at the maturity thereof, by declaration of acceleration or otherwise, in accordance with the terms of this Agreement and the Common Security Agreement and (ii) the performance by the Borrower of each of its other obligations under this Agreement and the other Financing Documents. In the case of the failure of the Borrower or any successor thereto punctually to pay to each Bank Senior Lender or the Administrative Agent and or any such principal or interest and any other amounts due under this Agreement and the Common Security Agreement, each of the Guarantors hereby agrees to cause any such payments to be made punctually when and as the same shall become due and payable, whether at the maturity thereof, by declaration of acceleration or otherwise, as if such payments were made by the Borrower. Each of the Guarantors hereby agrees that its obligations hereunder shall be as if it were a principal debtor and obligor and not merely a surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Bank Senior Loan or any provision of this Agreement or of the other Financing Documents, any failure to enforce the provisions of any Bank Senior Loan or any provision of this Agreement or of the other Financing Documents, any waiver, modification or indulgence granted to the Borrower with respect thereto by any Bank Senior Lender, the Collateral Trustee or the Administrative Agent, any recovery of any judgment against the Borrower to enforce the same, any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the terms of any Bank Senior Loan, the Agreement or any other Financing Document or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor.


          (b) Each of the Guarantors hereby expressly (i) waives (A) promptness, diligence, presentment, demand of payment, filing of claims with a court in the event of merger, bankruptcy or insolvency of the Borrower, any right to require a proceeding first against the Borrower, the benefit of discussion, protest, order and notice with respect to any Bank Senior Loan or the Senior Debt evidenced thereby and all demands whatsoever and (B) any requirement that a Bank Senior Lender exhaust any right to take any action against the Borrower or any other Person prior to or contemporaneously with proceeding to exercise any right against the Guarantors and (ii) covenants that this guarantee will not be discharged with respect to any Bank Senior Loan except by payment in full of the principal amount due thereunder and any interest thereon.

          (c) Each of the Guarantors acknowledges and agrees for the benefit of the Administrative Agent on behalf of the Bank Senior Lenders and the Bank Senior Lenders that the Administrative Agent and the Bank Senior Lenders may, subject to the other provisions of this Agreement and the Common Security Agreement, directly and simultaneously proceed against any or all of the Guarantors for the enforcement of this guarantee and against the Borrower. The obligations of the Guarantors under this guarantee are independent of the obligations of the Borrower, and a separate action or actions may be brought and prosecuted against any or all of the Guarantors, whether or not (i) any action or proceeding is brought against the Borrower, (ii) the Borrower is joined in any such action or proceeding against any or all of the Guarantors or (iii) the Administrative Agent or the Bank Senior Lenders have taken any action to collect or attempted to collect otherwise such obligations from the Borrower or any other Person liable therefor.

          (d) Each of the Guarantors hereby irrevocably agrees that (i) this Guarantee will constitute the direct and unconditional obligation of each of the Guarantors and, (ii) except as set forth in Sections 5.05 and 10.12 of the Common Security Agreement and other than in the case of claims which may be granted preferential treatment pursuant to applicable law, this guarantee shall rank pari passu with any Senior Debt Obligations incurred pursuant to a Senior Loan Agreement to which the Borrower or the Partnership is party, and any Oil Payment Reimbursement Obligations incurred pursuant to the Oil Payment Reimbursement Agreement, and in each case shall be senior to all Subordinated Debt.

          (e) Each of the Guarantors hereby agrees that this guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, payment or any partial payment of any obligations or interest thereon is rescinded or must otherwise be restored by a Bank Senior Lender to the Borrower upon the bankruptcy or insolvency of the Borrower or any of the Guarantors.

          (f) Each of the Guarantors hereby agrees that it will pay, or reimburse any Bank Senior Lender on demand for, all reasonable costs and expenses (including fees and disbursements of counsel) incurred by such Bank Senior Lender in connection with any rescission or restoration of this guarantee, including any such costs and expenses incurred in defending against any claim alleging that any payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

          (g) Each of the Guarantors hereby agrees that, until such time as all Bank Senior Loans, and all amounts payable under this Guarantee and the other Financing Documents are paid in full, none of the Guarantors shall be entitled to enforce any claim or other rights, whether presently or hereafter acquired against the Borrower, that arise from the existence, payment, performance or enforcement of any of the Guarantors' obligations under this guarantee, including without limitation any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any Bank Senior Lender of any Bank Senior Loan and the Administrative Agent on behalf of such Bank Senior Lender against the Borrower or any collateral that any such Bank Senior Lender or the Administrative Agent on behalf of such Bank Senior Lender acquires under this Agreement or any other Financing Document, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including without limitation the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any of the Guarantors in violation of the preceding sentence at any time prior to the payment in full of all Bank Senior Loans and all other amounts payable under this guarantee, such amount shall be deemed to have been paid to the respective Guarantor or Guarantors for the benefit of, and held in trust for the benefit of, the Bank Senior Lenders and the Administrative Agent on behalf of the Bank Senior Lenders, and shall forthwith be paid to the Administrative Agent for the benefit of the Bank Senior Lenders to be credited and applied upon such guaranteed obligations, whether matured or unmatured, in accordance with the terms of this Agreement and the Common Security Agreement.

          (h) The Guarantors shall give prompt written notice to the Administrative Agent of any fact known to any of the Guarantors that would prohibit the making of any payment to the Administrative Agent in respect of this guarantee.

          (i) Notwithstanding anything in this Article XI to the contrary, the guarantee under clause (a) of this Section 11.1 shall not apply to the extent any obligation is guaranteed pursuant to (i) the guarantee attached to the securities evidencing Capital Markets Senior Debt in accordance with Section 205 and Article 12 of the Indenture, (ii) the guarantee of Bank Senior Debt pursuant to Article X of the Secured Working Capital Facility or (iii) the guarantee of Senior Debt Obligations and Oil Payment Reimbursement Obligations pursuant to
Section 12.01 of the Common Security Agreement.


                                  ARTICLE XII
                                 MISCELLANEOUS

          12.01 Waiver. Except as expressly provided in this Agreement, no failure on the part of the Administrative Agent or any Bank Senior Lender to exercise, no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Senior Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Senior Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

          12.02 Notices. Any notice, request, demand, consent, designation, direction, instruction, certificate, report or other communication to be given or made under this Agreement (including without limitation any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing and shall be deemed duly given when (i) personally delivered, (ii) sent by facsimile transmission (but only if, immediately after the transmission, the sender's facsimile machine records in writing the correct answerback), or (iii) five days have elapsed after mailing by certified or registered mail, postage pre-paid, in each case addressed to a party at the address or facsimile transmission number specified below such party's name on the signature pages hereof or to such other address or facsimile transmission number of which such party has given notice. Any notice to be given by or on behalf of the Borrower or the Guarantors may be given by the Partnership acting alone; and any notice to be given to the Borrower or the Guarantors shall be deemed duly given to both the Borrower and the Guarantors if given to the Guarantors alone. Any notice to be given by or on behalf of the Borrower or the Guarantors to the Bank Senior Lenders may be sent to the Administrative Agent. Notice of address or facsimile transmission number change shall be effective only upon receipt.

          12.03 Expenses, Etc. Whether or not any of the transactions contemplated by this Agreement are consummated, the Borrower agrees to reimburse (or cause to be reimbursed) the Administrative Agent and each Bank Senior Lender on demand for all out-of-pocket costs and expenses of each of the Bank Senior Lenders, and the Administrative Agent (including without limitation all commissions, charges, costs and expenses, if any, for the conversion of currencies, fees and expenses of legal counsel, consultants and advisors and travel-related costs and expenses) made, paid, suffered or incurred in connection with (a) the preparation, negotiation, execution and delivery, syndication (both before and after the Closing Date) and, where appropriate, authentication, registration and recordation of this Agreement, the other Financing Documents and any other documents and instruments related hereto or thereto (including legal opinions), (b) any amendment or modification to, or the protection or preservation of any right or claim under, or consent or waiver in connection with, this Agreement or any other Financing Document, any such other document or instrument related hereto or thereto or any Collateral, (c) the authentication, registration, translation, syndication and recordation (where appropriate) and the delivery of the evidences of indebtedness relating to the Bank Senior Loans and the disbursements thereof and (d) the syndication, administration and enforcement (including with respect to a workout) of this Agreement, the other Financing Documents and any other documents and instruments referred to herein or therein.

          The Borrower hereby agrees to indemnify the Administrative Agent and each Bank Senior Lender and their respective directors, officers, employees, agents and Affiliates from, and hold each of them harmless against, any and all claims or Losses incurred by it arising out of or by reason of any investigation or litigation or other proceedings (including without limitation any threatened investigation or litigation or other proceedings) relating to, arising out of or resulting from the Bank Senior Loans or any actual or proposed use by the Borrower or the Partnership of the proceeds of the Bank Senior Loans, including without limitation the fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings. Without limiting the generality of the foregoing, the Borrower shall indemnify the Administrative Agent and each Bank Senior Lender and their respective directors, officers, employees, agents and Affiliates from, and hold each of them harmless against, any claims or Losses, including without limitation those described in the preceding sentence relating to any Environmental Law including without limitation those arising as a result of the past, present or future operations of the Partnership or any of its Affiliates (or any predecessor in interest to the Partnership or any of its Affiliates) or the environmental contamination of any site or facility owned, operated or leased at any time by the Partnership or any of its Affiliates (or any such predecessor in interest), any Release or threatened

Release of any Hazardous Substance by the Partnership or any of its Affiliates (or any such predecessor in interest) at or from any such site or facility, or any claim or Loss relating to any Environmental Law in connection with the Coker Project including without limitation any such claim or Loss, arising as a result of operations, environmental contamination or any Release or threatened Release that shall occur during any period when the Administrative Agent or any Bank Senior Lender shall be in possession of any such site or facility following the exercise by the Administrative Agent or any Bank Senior Lender of any of its rights and remedies under this Agreement or any of the Security Documents, that is related to the operations, compliance, environmental contamination or any Release or threatened Release occurring prior to such period or relates to conditions previously in existence, or of practices employed by the Partnership or any of its Affiliates, at such site or facility and the Borrower waives any rights it may have under any Environmental Law relating to this indemnity or the Administrative Agent or any Bank Senior Lender.

          12.04 Amendments, Etc. Except as otherwise expressly provided in this Agreement and Section 14.13 of the Common Security Agreement, any provision of this Agreement may be amended, modified or supplemented only by an instrument in writing signed by each of the parties hereto, and any provision of this Agreement may be waived by Majority Bank Lenders or by the Administrative Agent acting with the consent of Majority Bank Lenders, provided, however, that: (a) no amendment, modification, supplement or waiver shall, unless by an instrument signed by all of the Bank Senior Lenders, (i) increase, or extend the term of the Commitments, or extend the time or waive any requirement for the reduction or termination of the Commitments, (ii) extend the date fixed for the payment of principal of, or interest on, any Bank Senior Loan or any commitment fee under this Agreement or the Senior Notes, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon or any commitment fee is payable under this Agreement or any of the Senior Notes, (v) alter the rights or obligations of the Borrower to prepay Bank Senior Loans,
(vi) alter the terms of this Section 12.04 or 4.02, (vii) modify the definition of the term "Majority Bank Lenders" or modify in any other manner the number or percentage of the Bank Senior Lenders required to make any determinations or waive any rights under this Agreement or to modify any provision hereof, (viii) waive any of the conditions precedent set forth in Article VI, (ix) subject any Bank Senior Lender to any additional obligations, (x) subject to the express provisions of the Common Security Agreement, relinquish or diminish any security or support for the Borrower's obligations under this Agreement, or (xi) release the Collateral Trustee from the irrevocable instructions granted to it pursuant to the Common Security Agreement, and (b) any modification or supplement of
Article X, insofar as it relates to the Administrative Agent, shall require the consent of the Administrative Agent.

          12.05 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

          12.06 Assignments and Participations. (a) The Borrower may not assign any of its rights or obligations under this Agreement or any of the Senior Notes without the prior written consent of all Bank Senior Lenders and the Administrative Agent.

          (b) Each Bank Senior Lender may assign all or a portion of its Commitments and related Bank Senior Loans and Senior Notes (or, if the Commitments have been terminated, its Bank Senior Loans and Senior Notes) to any other entity, provided that any assignment to an entity other than an Affiliated Lender of such Working Capital Lender shall require the consent of the Administrative Agent (such consent not to be unreasonably withheld), and provided, further, that no such assignment shall result in an assignor or assignee (in each case, together with its Affiliated Lenders) who holds any Commitments or Bank Senior Loans holding an aggregate amount of Commitments and Bank Senior Loans that is greater than zero but less than $5,000,000 (or such lower amount as may be approved by the Administrative Agent). Upon execution and delivery by the assignee to the Lead Arranger and the Administrative Agent of an instrument in writing, substantially in the form of Exhibit II hereto, pursuant to which such assignee agrees to become a "Bank Senior Lender" for purposes of this Agreement (if not already a Bank Senior Lender), (i) Schedule III shall be deemed amended to reflect the Bank Senior Lender's Commitments after giving effect to such assignment, (ii) upon the surrender of the relevant Senior Notes by the assigning Bank Senior Lender (or against customary indemnification arrangements) new Senior Notes will be issued, at the Borrower's expense, to such new Bank Senior Lender and to the assigning Bank Senior Lender in conformity with Section 2.06, (iii) the assignee shall have, to the extent of such assignment, all the obligations, rights and benefits of a Bank Senior Lender under this Agreement, holding the Commitment and Bank Senior Loans (or portions thereof) assigned to it (in addition to the Commitment and Bank Senior Loans, if any, theretofore held by such assignee), and under the Common Security Agreement, any of the Senior Notes assigned to it and any other Financing Document to which the Bank Senior Lenders are party, and (iv) the assigning Bank Senior Lender shall, to the extent of such assignment, be released from the Commitment (or portion thereof) so assigned. Upon each such assignment (except any such assignment to an Affiliated Lender of the assigning Bank Senior Lender), the assigning Bank Senior Lender shall pay the Administrative Agent an assignment fee of $3,500.

          (c) A Bank Senior Lender may sell or agree to sell to one or more other Persons (each, a "Participant") a participation in all or any part of any Bank Senior Loans, Senior Notes and Commitments held by it, or in its Commitment, provided that (i) such Bank Senior Lender shall remain a "Bank Senior Lender" for all purposes hereunder (and may not transfer or assign any part of its Commitments except in accordance with clause (b) of Section 12.06) and the Participant shall not constitute a "Bank Senior Lender" hereunder and
(ii) no Bank Senior Lender shall transfer, assign or grant any participation under which the Participant shall have rights to approve any amendment to or waiver of this Agreement or any other Financing Document other than an amendment or waiver referred to under clauses (i) through (iv), (x) or (xi) of clause (a) in Section 12.04. In the case of any such participation, the Participant shall not have any rights under this Agreement or any of the other Financing Documents (the Participant's rights against the such Bank Senior Lender in respect of such participation to be those set forth in the agreement executed by such Bank Senior Lender and such Participant in connection with such participation) and all amounts payable by the Borrower hereunder shall be determined as if such Bank Senior Lender had not sold such participation.

          (d) A Bank Senior Lender may furnish any information concerning the Borrower or any of the Guarantors in the possession of such Bank Senior Lender from time to time to assignees and Participants and their investment advisors (including prospective assignees and Participants), provided that such assignees and Participants and prospective assignees and Participants and their investment advisors shall first execute and deliver to the Borrower or the applicable Guarantor an agreement in writing to become subject to the provisions contained in Section 14.12 of the Common Security Agreement.

          (e) Nothing in this Agreement shall prevent or prohibit any Bank Senior Lender from pledging its Bank Senior Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank Senior Lender from such Federal Reserve Bank and, with the consent of the Administrative Agent, which consent shall not be unreasonably withheld, any Bank Senior Lender which is a fund may pledge all or any portion of its Bank Senior Loans and Notes to its trustee in support of its obligations to its trustee. No pledge pursuant to this clause (e) shall release the transferor Bank Senior Lender from any of its obligations hereunder.

          (f) Notwithstanding anything to the contrary contained herein, any Bank Senior Lender (a "Granting Bank Senior Lender") may grant to a special purpose funding vehicle (an "SPC"), identified as such in writing from time to time by the Granting Bank Senior Lender to the Administrative Agent and the Borrower, the option to provide the Borrower all or any part of any Bank Senior Loan that such Granting Bank Senior Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement, provided that (i) nothing herein shall constitute a commitment by any SPC to make any Bank Senior Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Bank Senior Loan, the Granting Bank Senior Lender shall be obligated to make such Bank Senior Loan pursuant to the terms hereof. The making of a Bank Senior Loan by an SPC hereunder shall utilize the Commitment of the Granting Bank Senior Lender to the same extent, and as if, such Bank Senior Loan were made by such Granting Bank Senior Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Bank Senior Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other serious indebtedness of any SPC, it will not, in its capacity as a party hereto or to any other Financing Document, institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this clause (f), any SPC may (x) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Bank Senior Loans to the Granting Bank Senior Lender or to any financial institutions (such institutions consented to by the Administrative Agent) providing liquidity or credit support to or for the account of such SPC to support the funding or maintenance of Bank Senior Loans and (y) disclose on a confidential basis any non-public information relating to its Bank Senior Loans to any rating agency, commercial paper dealer or provider or any surety, guarantee or credit or liquidity enhancement to such SPC. This clause (f) may not be amended without the written consent of each SPC holding an interest in any Commitment or any Bank Senior Loan.

          12.07 Survival. The obligations of the Borrower under Article V and Sections 12.03 and 12.11 and the obligations of the Bank Senior Lenders under
Section 10.04 shall survive the repayment of the Bank Senior Loans and the termination of the Commitments. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Borrower's obligations under this Agreement, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by the Administrative Agent or any Bank Senior Lender. In the event that any payment or any part thereof is so rescinded, reduced, restored or returned, such obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, restored or returned.

          12.08 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          12.09 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          12.10 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE PARTNERSHIP, THE ADMINISTRATIVE AGENT AND THE BANK SENIOR LENDERS HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SENIOR NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          12.11 Consent to Jurisdiction. The Borrower and each of the Guarantors confirm their consent and submission to jurisdiction, and their appointment of CT Corporation System as agent for service of process, pursuant to clause (b) of
Section 14.12 of the Common Security Agreement, which Section is incorporated by reference as it relates to the Borrower and the Guarantors as if fully set forth in this Agreement.

          12.12 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                   PORT ARTHUR FINANCE CORP.,


                                   By:  /s/ Maura J. Clark
                                        ------------------------------------
                                        Name:  Maura J. Clark
                                        Title: Executive Vice President and
                                                    Chief Financial Officer


                                   PORT ARTHUR COKER COMPANY L.P.,

                                   By:  SABINE RIVER HOLDING CORP.,
                                        GENERAL PARTNER

                                   By:  /s/ Maura J. Clark
                                        ------------------------------------
                                        Name:  Maura J. Clark
                                        Title: Executive Vice President and
                                                    Chief Financial Officer



                                   SABINE RIVER HOLDING CORP.


                                   By:  /s/ Maura J. Clark
                                        ------------------------------------
                                        Name:  Maura J. Clark
                                        Title: Executive Vice President and


                                   NECHES RIVER HOLDING CORP.


                                   By:  /s/ Maura J. Clark
                                        ------------------------------------
                                        Name:  Maura J. Clark
                                        Title: Executive Vice President and
                                                    Chief Financial Officer

                                   DEUTSCHE BANK AG, NEW YORK BRANCH,
                                   as Administrative Agent for the Bank Senior
                                   Lenders


                                   By:  /s/ Cynthia Jo Powell
                                        ------------------------------------
                                        Name:  Cynthia Jo Powell
                                        Title: Associate


                                   By:  /s/ Lydia Zaininger
                                        ------------------------------------
                                        Name:  Lydia Zaininger
                                        Title: Vice President

                              Bank Senior Lenders
                              -------------------


Commitment

US$106,775,000                               Credit Suisse First Boston
   US$95,675,000 in respect of
      Tranche A Facility
   US$11,100,000 in respect of
      Tranche B Facility

                                   By:  /s/ Jonathan Yellen
                                        ------------------------------------
                                        Name:  Jonathan Yellen
                                        Title: Vice President

                                   By:  /s/ Emeka Ngwube
                                        ------------------------------------
                                        Name:  Emeka Ngwube
                                        Title: Associate


                                   Lending Office:


                                   Addresses for Notices:


                                   Attention:

                                   Telephone:
                                   Telecopier:

                              Bank Senior Lenders
                              -------------------


Commitment

US$84,475,000                      Deutsche Bank AG, New York Branch
   US$75,575,000 in respect of          and or Cayman Islands Branch
      Tranche A Facility
   US$8,900,000 in respect of
      Tranche B Facility

                                   By:  /s/ Cynthia Jo Powell
                                        ------------------------------------
                                        Name:  Cynthia Jo Powell
                                        Title: Associate


                                   By:   /s/ Lydia Zaininger
                                        ------------------------------------
                                        Name:  Lydia Zaininger
                                        Title: Vice President


                                   Lending Office:


                                   Addresses for Notices:


                                   Attention:

                                   Telephone:
                                   Telecopier:

                              Bank Senior Lenders
                              -------------------


Commitment

US$48,750,000                      Goldman Sachs Credit Partners L.P.
   US$33,750,000 in respect of
      Tranche A Facility
   US$15,000,000 in respect of
      Tranche B Facility

                                   By:  /s/ Ed Forst
                                        ------------------------------------
                                        Name:  Ed Forst
                                        Title: Managing Director


                                   Lending Office:


                                   Addresses for Notices:


                                   Attention:

                                   Telephone:
                                   Telecopier:

                              Bank Senior Lenders
                              -------------------


Commitment

US$35,000,000                      General Electric Capital Corporation
   US$0 in respect
      of Tranche A Facility
   US$35,000,000 in respect
      of Tranche B  Facility

                                   By:  /s/ William J. Tamme
                                        ------------------------------------
                                        Name:  William J. Tamme
                                        Title: Manager, Operations


                                   Lending Office: 120 Long Ridge Road
                                                   Stamford, CT 06927

                                   Addresses for Notices: 120 Long Ridge Road
                                                          Stamford, CT 06927

                                   Attention: Don Peterson,
                                              Manager of Portfolio
                                              Administration

                                   Telephone:  203-357-4580
                                   Telecopier: 203-357-4890

                              Bank Senior Lenders
                              -------------------


Commitment

US$20,000,000                      Fuji Bank Ltd.
   US$20,000,000 in respect
      of Tranche A Facility
   US$0 in respect of Tranche B
      Facility

                                   By:  /s/ Yasuji Ikawa
                                        ------------------------------------
                                        Name:  Yasuji Ikawa
                                        Title: EVP & GM


                                   Lending Office: The Fuji Bank, Limited --
                                                   New York Branch


                                   Addresses for Notices: Two World Trade
                                                          Center, 79th Floor
                                                          New York, NY 10048


                                   Attention:  Tina Catapano

                                   Telephone:  (212) 898-2099
                                   Telecopier: (212) 488-8216

                              Bank Senior Lenders
                              -------------------


Commitment

US$10,000,000                      Citibank, N.A.
   US$0 in respect of Tranche A
      Facility
   US$10,000,000 in respect of
      Tranche B Facility

                                   By:  /s/ Ann B. Lane
                                        ------------------------------------
                                        Name:  Ann B. Lane
                                        Title: Managing Director


                                   Lending Office: Citibank, N.A.


                                   Addresses for Notices: 2 Penn's Way
                                                          Suite 200
                                                          New Castle, DE 19720


                                   Attention:  Rebecca Kettle

                                   Telephone:  (302) 894-6038
                                   Telecopier: (302) 894-6120

                              Bank Senior Lenders
                              -------------------

Commitment

US$20,000,000                      Heller Financial, Inc
   US$0 in respect of Tranche A
      Facility
   US$20,000,000 in respect of
      Tranche B Facility

                                   By:  /s/ Michael J. Hammond
                                        ------------------------------------
                                        Name:  Michael J. Hammond
                                        Title: Vice President


                                   Lending Office: 500 West Monroe St.
                                                   Chicago, IL 60661

                                   Addresses for Notices:


                                   Attention:  Betsy Jacobson Young

                                   Telephone:  (312) 441-7233
                                   Telecopier: (312) 441-7367

                                                                      Appendix A
                                                   to Bank Senior Loan Agreement


                                  DEFINITIONS


     In this Appendix, the Bank Senior Loan Agreement and the Exhibits thereto and in any other document that references this Appendix, the following terms shall have the meanings assigned below (the singular includes the plural and vice versa) (unless otherwise specified, section references in this Appendix are to sections of the Bank Senior Loan Agreement):

     "Additional Costs" shall have the meaning specified in clause (a) of
   Section 5.01.

     "Advance Date" shall have the meaning specified in Section 4.05.

     "Affected Bank Senior Lender" shall have the meaning specified in Section 5.06.

     "Affiliated Leaders" means, for any Bank Senior Lender, any of its Affiliate and, in the case of a Bank Senior Lender that is a fund that invests in loans, any other funds that invest in loans and are managed or advised by the same investment advisor.

     "Agreement" shall mean this Bank Senior Loan Agreement (including the Appendix and Exhibits thereto).

     "Alternate Base Rate" shall mean, for any day, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum (rounded upward, if necessary, to the nearest 1/16th of 1.0%) is equal to the Federal Funds Rate in effect on such day plus .050%.

     "applicable Commitment Period" shall mean the period from and including the Closing Date until the Commitment Termination Date during which Commitments shall be available.

     "Applicable Law" shall mean, with respect to any Person or the Coker Project, any and all laws, statutes, regulations, rules, orders, injunctions, decrees, writs and judgments applicable to such Person or the Coker Project.

     "Applicable Lending Office" shall mean, for each Bank Senior Lender, the "Lending Office(s)" of such Bank Senior Lender (or of an Affiliate of such Bank Senior Lender) designated on the signature pages of this Agreement or such other office(s), branch(es) or subsidiary(ies) of such Bank Senior Lender (or of an Affiliate of such Bank Senior Lender) as such Bank Senior Lender may from time to time specify to the Administrative Agent and the Borrower as the office(s), branch(es) or subsidiary(ies) by which its Bank Senior Loans are to be made and maintained, provided that, if any Bank Senior Lender at any time so designates more than one "Lending Office", the "Applicable Lending Office" for such Bank Senior Lender with respect to any specific Bank Senior Loan (or portion thereof) held by such Bank Senior Lender shall be the "Lending Office" designated on the books of such Bank Senior Lender as the Lending Office for such Bank Senior Loan (or portion thereof).

     "Arrangers" shall mean, collectively, Credit Suisse First Boston, Deutsche Bank AG, New York Branch and Goldman Sachs Credit Partners L.P.

     "Bank Senior Loan" shall have the meaning specified in Section 2.01.

     "Base Rate" shall mean the greater of (i) the sum of the Prime Rate plus 400 basis points and (ii) the sum of the Federal Funds Rate plus 450 basis points.

     "Commitments" shall mean, for each Bank Senior Lender, the aggregate obligation of such Bank Senior Lender to make Bank Senior Loans to the Borrower, in an aggregate principal amount not to exceed the amount set forth opposite the name of such Bank Senior Lender on Schedule III hereof (as the same may be amended at any time or from time to time pursuant to the terms of this Agreement), up to an aggregate principal amount for all Bank Senior Lenders at any one time outstanding equal to $325 million (comprised as of the date hereof of $225 million under the Tranche A Facility and $100 million under the Tranche B Facility) (as the same may be modified amended to the terms of this Agreement. Schedule III shall be automatically amended to the extent Commitments are modified pursuant to this Agreement.

     "Commitment Termination Date" shall mean, in the case of the Tranche B Facility, October 15, 1999 and, in the case of the Tranche A Facility, the date on which Substantial Reliability occurs, provided, however, that Reallocation Senior Debt under the Tranche B Facility may also be incurred at any time and from time to time after October 15, 1999 in accordance with
   Section 2.01.

     "Common Security Agreement" shall mean the Common Security Agreement, dated as of August 19, 1999, among Port Arthur Finance Corp., Port Arthur Coker Company L.P., Sabine River Holding Corp., Neches River Holding Corp., Winterthur International Insurance Company Limited, as Oil Payment Insurers Administrative Agent, Bankers Trust Company, as Collateral Trustee for the Secured Parties, Deutsche Bank AG, New York Branch, as Bank Senior Lenders Administrative Agent, HSBC Bank USA as Capital Markets Trustee for the Capital Markets Senior Lenders, and Bankers Trust Company, as Depositary Bank, as the same may be amended or supplemented in accordance with its terms and in effect from time to time.

     "Covered Taxes" shall have the meaning specified in Section 5.05 hereof.

     "Default" shall have the meaning specified in Section 9.01 hereof.

     "Default Interest Period" shall mean each successive period (not in excess of six months) while the Borrower is in default with respect to any amount payable by it under this Agreement, as the Administrative Agent shall choose (with the consent of Majority Bank Lenders), the first such period to commence as of the date on which such amount becomes due and each succeeding such period to commence immediately upon the expiry of the immediately preceding such period, provided that, in the absence of or pending such consent of Majority Bank Lenders, each Default Interest Period shall have a duration of one week.

     "Disbursement Date" shall mean, (i) in the case of the Tranche A Facility, each date on which a disbursement of any Bank Senior Loan under the Tranche A Facility shall be made and (ii) in the case of the Tranche B Facility, the date on which all of the Bank Senior Loans under the Tranche B Facility shall be made in a single disbursement in accordance with Section 2.01.

     "Event of Default" shall have the meaning specified in Section 9.01 hereof.

     "Excess Cash Flow Mandatory Prepayments" shall mean Mandatory Prepayments out of 75% of Excess Cash Flow pursuant to clause (b) of Section 2.05 of the Common Security Agreement.

     "Excluded Taxes" shall mean all present and future taxes, levies, imposts, duties, deductions, withholdings, fees, liabilities and similar charges imposed on or measured by the overall net income of any Bank Senior Lender (or any office, branch or subsidiary of such Bank Senior Lender) or any franchise taxes, taxes on doing business or taxes measured by capital or net worth imposed on any Bank Senior Lender (or any office, branch or subsidiary of such Bank Senior Lender), in each case imposed by the United States of America, any State or locality, or any political subdivision or taxing authority thereof or therein, or taxes on or measured by the overall net income of any office, branch or subsidiary of a Bank Senior Lender or any franchise taxes, taxes imposed on doing business or taxes measured by capital or net worth imposed on any office, branch or subsidiary of such Bank Senior Lender, in each case imposed by any foreign country or locality, or any political subdivision or taxing authority thereof or therein in which such Bank Senior Lender's principal office or Applicable Lending Office is located.

     "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that, (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (ii) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate charged to the Applicable Lending Office of the Administrative Agent on such Business Day on such transactions as determined by the Administrative Agent.

     "Final Maturity" shall mean (i) with respect to the Tranche A Facility, January 15, 2007 and (ii) with respect to the Tranche B Facility, July 15, 2007.

     "Granting Bank Senior Lender" shall have the meaning set forth in clause
   (f) of Section 12.06.

     "Guarantors" shall mean the Partnership, the General Partner and the Limited Partner.

     "Hold Level" shall mean, in the case of the Lead Arranger, $75,000,000, in the case of Deutsche Bank AG, New York Branch, $60,000,000, and in the case of Goldman Sachs Credit Partners L.P., $40,000,000.

     "Interest Period" shall mean, with respect to any Bank Senior Loan, the period commencing on (and including) the date such Bank Senior Loan is made or the last day of the next preceding Interest Period for such Bank Senior Loan, as the case may be, and ending on (but excluding) the next succeeding Payment Date in the case of Bank Senior Loans made under the Tranche A Facility or the next succeeding Tranche B Interest Payment Date in the case of Bank Senior Loans made under the Tranche B Facility, provided, however, that (i) if a Payment Date or a Tranche B Interest Payment Date, as the case may be, is not a Business Day, the relevant date for purposes of this definition shall be the immediately succeeding Business Day, and (ii) subject to (i), any Interest Period that would otherwise end after the Final Maturity Date shall end on the Final Maturity Date.

     "Lead Arranger" shall mean Credit Suisse First Boston.

     "LIBOR" shall mean, with respect to any Bank Senior Loan or any other amount payable under this Agreement that is not paid when due, for the Interest Period or Default Interest Period therefor, the interest rate per annum for deposits in Dollars, if any, for a period equal to (or if there is no equal, then most comparable to) such Interest Period or Default Interest Period which appears on the page designated Page 3750 on the Telerate Service (or such other page as may replace that page on that service for the purpose of displaying the British Bankers Association Interest Settlement Rate) at or about 11:00 a.m., London time, on the date two Eurodollar Business Days before and for value on the first day of such Interest Period or Default Interest Period. If such a rate does not appear on the page designated Page 3750 on the Telerate Service (or such other page) as may replace that page on that service for the purpose of displaying the British Bankers Association Interest Settlement Rate for any relevant Interest Period or Default Interest Period, LIBOR for each Bank Senior Loan or other amount outstanding during such Interest Period or Default Interest Period shall mean the interest rate per annum determined by the Administrative Agent to be equal to the arithmetic mean (rounded upward, if necessary, to the nearest fifth decimal place) of the rates per annum for Dollar deposits for a period equal to (or, if there is no equal, then most comparable to) such Interest Period or Default Interest Period which appear on the Reuters Screen LIBO Page at or about 11:00 a.m., London time, on the date two Eurodollar Business Days prior to the first day of such Interest Period or Default Interest

   Period, provided that, if no such rate appears on the Reuters Screen LIBO Page for any relevant Interest Period or Default Interest Period, LIBOR for each Bank Senior Loan or other amount outstanding during such Interest Period or Default Interest Period (a) shall mean the interest rate per annum determined by the Administrative Agent to be equal to the average (rounded upwards to the nearest fifth decimal place, if such average is not such a decimal) of the interest rates per annum (as provided by the Reference Banks to the Administrative Agent) at which deposits in Dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at or about 11:00 a.m., London time (or as soon thereafter as practicable), on the date two Eurodollar Business Days before the first day of such Interest Period or Default Interest Period in immediately available funds in an amount substantially equal to the aggregate principal amount of the Bank Senior Loans or other amounts to be outstanding during such Interest Period or Default Interest Period and for a period equal to (or if there is no equal, then most comparable to) such Interest Period or Default Interest Period; and (b) shall be determined by the Administrative Agent pursuant to clause (a) above (i) on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks two Eurodollar Business Days before the first day of such Interest Period or Default Interest Period, subject, however, to the provisions of
   Section 5.02, or (ii) if any of the Reference Banks shall be unable or otherwise fails to provide a rate for the purposes of determining LIBOR as hereinabove provided, on the basis of the rate or rates quoted by the remaining Reference Banks, provided, however, that, if fewer than two such Reference Banks shall quote such a rate, LIBOR shall be determined in accordance with Section 5.02.

     "Loss" shall mean any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, including without limitation interest and legal fees, or disbursements of any kind or nature whatsoever.

     "Margin" shall mean (i) with respect to the Tranche A Facility, 475 basis points and (ii) with respect to the Tranche B Facility, 525 basis points, in each case as increased from time to time in accordance with clause (b) or (c) of Section 3.02.

     "Negotiation Period" shall have the meaning specified in clause (x) of
   Section 5.02.

     "Notice of Default" shall have the meaning specified in Section 10.03.

     "Participant" shall have the meaning specified in clause (c) of
   Section 12.06.

     "Payor" shall have the meaning specified in Section 4.05.

     "Post-Default Rate" shall mean, in respect of any principal of any Bank Senior Loan or any other amount payable under this Agreement (including interest on a Bank Senior Loan) which is not paid when due, a rate per annum equal to the sum of 2% plus the applicable Margin.

     "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in The City of New York, New York.

     "Reallocation Bank Senior Loan" shall mean any Bank Senior Loan pursuant to which Reallocation Senior Debt is incurred by the Borrower.

     "Reallocation Bank Senior Lender" shall mean any commercial financial institution (other than a Shareholder or Affiliate of a Shareholder) that has provided Reallocation Senior Debt or have entered into commitments to provide Reallocation Senior Debt.

     "Reallocation Senior Debt" shall mean any Bank Senior Debt extended by any Person after the date hereof and prior to the reduction of each Arranger's Commitments to $25,000,000.

     "Reference Bank" shall mean Deutsche Bank AG (or its respective Applicable Lending Offices, as the case may be) or such substitute banks designated as such by the Administrative Agent from time to time to provide the quotations required for the determination of LIBOR, and being the principal London offices of each of such banks.

     "Refusal Option" shall have the meaning set forth in clause (a) of
   Section 2.09.

     "Regulation A" and "Regulation D" shall mean, respectively, Regulation A and Regulation D of the Board of Governors of the Federal Reserve System (or any successor thereof), as the same may be amended, modified or supplemented from time to time.

     "Regulatory Change" shall mean, with respect to any Bank Senior Lender or the Administrative Agent, any change occurring after the date of this Agreement in any (or the adoption or making after such date of any new) law, regulation, interpretation, directive, guideline or request (whether or not having the force of law) applicable to such Bank Senior Lender or the Administrative Agent of or by any court or governmental, monetary, fiscal or other authority charged with the interpretation or administration thereof.

     "Required Payment" shall have the meaning specified in Section 4.05.

     "Reuters Screen LIBO Page" shall mean the display page so designated on the Reuter Monitor Money Rates Service (or such other page as may replace that page on that service for the purpose of displaying London interbank offered rates for Dollar deposits).

     "Senior Notes" shall have the meaning specified in Section 2.06.

     "SPC" shall have the meaning set forth in clause (f) of Section 12.06.

     "Substitute Basis" shall have the meaning specified in clause (x) of
   Section 5.02.

     "Taxes" shall have the meaning specified in Section 5.05.

     "Tranche A Facility" shall mean the Bank Senior Lenders' seven and one-half year construction and term loan commitment in an aggregate amount of $225 million.

     "Tranche B Facility" shall mean the Bank Senior Lenders' eight year construction and term loan commitment in an aggregate amount of $100 million.

     "Tranche B Interest Payment Dates" shall mean January 15, April 15, July 15 and October 15 commencing July 15, 2000.

     "Tranche A Lender" shall mean a Bank Senior Lender who has made and currently has outstanding a Bank Senior Loan or Bank Senior Loans under the Tranche A Facility.

     "Tranche B Lender" shall mean a Bank Senior Lender who has made and currently has outstanding a Bank Senior Loan or Bank Senior Loans under the Tranche B Facility.

                                                                      SCHEDULE I
                                                   to Bank Senior Loan Agreement

                             AMORTIZATION SCHEDULE
                            FOR TRANCHE A FACILITY


        Date                         %                   $ (millions)
     ----------------------------------------------------------------
     15-Jan-02                     5.3%                      11.9

     15-Jul-02                     7.7%                      17.4

     15-Jan-03                     7.7%                      17.4

     15-Jul-03                     6.8%                      15.3

     15-Jan-04                     6.8%                      15.3

     15-Jul-04                    11.8%                      26.5

     15-Jan-05                    12.3%                      27.6

     15-Jul-05                    11.8%                      26.5

     15-Jan-06                    11.8%                      26.5

     15-Jul-06                     9.0%                      20.3

     15-Jan-07                     9.0%                      20.3
                            -----------------------------------------
       Total                       100%                     225.0
                                                        =============

                                                                     SCHEDULE II
                                                   to Bank Senior Loan Agreement

                             AMORTIZATION SCHEDULE
                            FOR TRANCHE B FACILITY



        Date                         %                   $ (millions)
     ----------------------------------------------------------------

     15-Jan-02                      0.5%                      0.5

     15-Jul-02                      0.5%                      0.5

     15-Jan-03                      0.5%                      0.5

     15-Jul-03                      0.5%                      0.5

     15-Jan-04                      0.5%                      0.5

     15-Jul-04                      0.5%                      0.5

     15-Jan-05                      0.5%                      0.5

     15-Jul-05                      0.5%                      0.5

     15-Jan-06                      0.5%                      0.5

     15-Jul-06                      0.5%                      0.5

     15-Jan-07                      0.5%                      0.5

     15-Jul-07                     94.5%                     94.5
                            -----------------------------------------
       Total                        100%                    100.0
                                                        =============

                                                                    SCHEDULE III
                                                   to Bank Senior Loan Agreement

                                  COMMITMENTS

Credit Suisse First Boston                US$106,775,000

                                             US$95,675,000 in respect of Tranche A Facility

                                             US$11,100,000 in respect of Tranche B Facility
-------------------------------------------------------------------------------------------

Deutsche Bank AG, New York Branch         US$84,475,000

                                             US$75,575,000 in respect of Tranche A Facility

                                             US$ 8,900,000 in respect of Tranche B Facility
-------------------------------------------------------------------------------------------

Goldman Sachs Credit Partners L.P.       US$48,750,000

                                             US$33,750,000 in respect of Tranche A Facility

                                             US$15,000,000 in respect of Tranche B Facility
-------------------------------------------------------------------------------------------

General Electric Capital Corporation     US$35,000,000

                                             US$0 in respect of Tranche A Facility

                                             US$35,000,000 in respect of Tranche B Facility
-------------------------------------------------------------------------------------------

Fuji Bank Ltd.                           US$20,000,000

                                             US$20,000,000 in respect of Tranche A Facility

                                             US$0 in respect of Tranche B Facility
-------------------------------------------------------------------------------------------

                                     III-1

Citibank, N.A.                           US$10,000,000

                                             US$0 in respect of Tranche A Facility

                                             US$10,000,000 in respect of Tranche B Facility
-------------------------------------------------------------------------------------------

Heller Financial, Inc.                   US$20,000,000

                                             US$0 in respect of Tranche A Facility

                                             US$20,000,000 in respect of Tranche B Facility
-------------------------------------------------------------------------------------------

                                     III-2

                                                                       EXHIBIT I
                                                   to Bank Senior Loan Agreement

                              Form of Senior Note

                                  SENIOR NOTE

                                                              New York, New York
U.S. Dollars _________                                          __________, 1999


     FOR VALUE RECEIVED, PORT ARTHUR FINANCE CORP., a corporation organized under the laws of the State of Delaware (the "Borrower"), PORT ARTHUR COKER COMPANY L.P., a limited partnership organized under the laws of the State of Delaware (the "Partnership"), SABINE RIVER HOLDING CORP., a corporation organized under the laws of the State of Delaware (the "General Partner"), and NECHES RIVER HOLDING CORP., a corporation organized under the laws of the State of Delaware (the "Limited Partner" and, together with the Partnership and the General Partner, the "Guarantors"), hereby unconditionally and jointly and severally promise to pay to the order of ____________ (the "Bank Senior Lender") at the principal office of __________________________ located at ________________, _____________, _________, in lawful money of the United States and in immediately available funds, the principal amount of (a) _______________ U.S. Dollars ($ ________) or, if less, (b) the aggregate unpaid principal amount of all Bank Senior Loans made by the Bank Senior Lender to the Borrower pursuant to Section 2.01 of the Bank Senior Loan Agreement, dated as of August 19, 1999 (as amended, modified or supplemented from time to time, the "Bank Senior Loan Agreement"), among the Borrower, the Guarantors, the Bank Senior Lenders from time to time parties thereto and Deutsche Bank AG, New York Branch, as Administrative Agent for and on behalf of the Bank Senior Lenders. The Borrower and the Guarantors also promise to pay interest on the unpaid principal amount of each Bank Senior Loan from the date of such Bank Senior Loan until such Loan is paid in full, in like money at such office at the rate or rates per annum and on the date or dates specified in the Bank Senior Loan Agreement.

     The holder of this Senior Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Bank Senior Loan under the Tranche A Facility and the Tranche B Facility made pursuant to Section 2.01 of the Bank Senior Loan Agreement, the date and amount of each payment or prepayment of principal thereof and the length of each Interest Period with respect thereto, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed, provided that any failure by the holder of this Senior Note to make such an endorsement or any error in such endorsement shall in no manner affect the validity or enforceability of the obligation of the Borrower and the Guarantors to make payments of principal and interest in accordance with the terms of this Senior Note and the Bank Senior Loan Agreement.

                                     E-I-1

     All parties hereto, whether as makers, endorsers or otherwise, severally waive diligence, presentment, demand, protest and notice of any kind whatsoever. The failure or forbearance by the holder to exercise any of its rights under this Senior Note in any particular instance shall in no event constitute a waiver thereof.

     This Senior Note is one of the Senior Notes referred to in, and is entitled to the benefits of, the Bank Senior Loan Agreement, which, among other things, contains provisions for the acceleration of the maturity of the Bank Senior Loans upon the happening of certain events, for Optional Pre-payment of the principal of the Bank Senior Loans prior to the applicable Final Maturity Date of each tranche thereof and for the amendment or waiver of certain provisions of the Bank Senior Loan Agreement or this Senior Note, all upon the terms and conditions therein specified. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Bank Senior Loan Agreement.

     Upon the taking of an Enforcement Action (as defined in the Common Security Agreement referred to in the Bank Senior Loan Agreement) the principal of, and interest on, this Senior Note may be declared to be forthwith due and payable in the manner, upon the conditions and with the effect provided in the Bank Senior Loan Agreement and in the Common Security Agreement.

     This Senior Note may be prepaid with respect to each tranche as provided in the Bank Senior Loan Agreement and the Common Security Agreement.

     The Borrower and the Guarantors agree to pay, exclusively in lawful money of the United States of America, costs of collection and attorneys' fees in case default occurs in the payment of this Senior Note.

     THIS SENIOR NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     This Senior Note is not negotiable and interests herein may be assigned only upon the terms and conditions specified in the Bank Senior Loan Agreement.

                                     E-I-2

     IN WITNESS WHEREOF, this Senior Note has been duly executed by the undersigned as of the date first written above.

                                       PORT ARTHUR FINANCE CORP.



                                       By: ________________________________
                                           Name:
                                           Title:



                                       PORT ARTHUR COKER COMPANY L.P.
                                       By: SABINE RIVER HOLDING CORP.,
                                           GENERAL PARTNER



                                       By: ________________________________
                                           Name:
                                           Title:



                                       SABINE RIVER HOLDING CORP.



                                       By: ________________________________
                                           Name:
                                           Title:



                                       NECHES RIVER HOLDING CORP.



                                       By: ________________________________
                                           Name:
                                           Title:

                                     E-I-3

                      SENIOR LOANS AND PRINCIPAL PAYMENTS

----------------------------------------------------------------------------------------------------------------------------------
       Amount of Bank  Amount of Bank               Amount of         Amount of         Amount of        Amount of
        Senior Loans    Senior Loan              Principal Repaid  Principal Repaid  Unpaid Principal  Unpaid Principal  Notation
 Date    Made Under     Made Under     Interest      Toward            Toward           Balance of       Balance of      Made By
         Tranche A      Tranche B       Period      Tranche A         Tranche B          Tranche A        Tranche B
          Facility       Facility                    Facility          Facility           Facility         Facility
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

                                     E-I-4

                                                                      EXHIBIT II
                                                   to Bank Senior Loan Agreement


                                    FORM OF
                           ASSIGNMENT AND ACCEPTANCE

     Reference is made to the Bank Senior Loan Agreement, dated as of August 19, 1999 (as amended, supplemented or otherwise modified from time to time, the "Bank Senior Loan Agreement"), among PORT ARTHUR FINANCE CORP., a corporation organized under the laws of the State of Delaware (the "Borrower"), PORT ARTHUR COKER COMPANY L.P., a limited partnership organized under the laws of Delaware (the "Partnership"), SABINE RIVER HOLDING CORP., a corporation organized under the laws of the State of Delaware (the "General Partner"), and NECHES RIVER HOLDING CORP., a corporation organized under the laws of the State of Delaware (the "Limited Partner" and, together with the Partnership and the General Partner, the "Guarantors") (together, the "Borrowers"), the Bank Senior Lenders from time to time party thereto (the "Bank Senior Lenders") and Deutsche Bank AG, New York Bank, as Administrative Agent for the Bank Senior Lenders. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Bank Senior Loan Agreement.

     The Assignor identified on Schedule I hereto (the "Assignor") and the Assignee identified on Schedule I hereto (the "Assignee") hereby agree as follows:

     1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule I hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Bank Senior Loan Agreement with respect to those Bank Senior Loans contained in the Bank Senior Loan Agreement as are set forth on Schedule I hereto (individually, an "Assigned Loan"; collectively, the "Assigned Loans"), in a principal amount for each Assigned Loan as set forth on Schedule I hereto.

     2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statement, warranties or representations made in or in connection with any Financing Document, or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Financing Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any other obligor or the performance or observance by the Borrowers or any other obligor of any of their respective obligations under any Financing Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Senior Notes held by it evidencing the Assigned Loans and (i) requests that the Administrative Agent exchange

                                    E-II-1
the attached Senior Notes for new Senior Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Loan, requests that the Administrative Agent exchange the attached Senior Notes for new Senior Notes payable to the Assignor and the Assignee, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Financing Documents together with copies of the financial statements or other information delivered pursuant to clause (d) of Section
12.06 of the Bank Senior Loan Agreement referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Bank Senior Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Financing Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent (in its capacity as Administrative Agent under the Bank Senior Loan Agreement) on its behalf and to exercise such powers and discretion under the Financing Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Financing Documents and will perform in accordance with its terms all the obligations which by the terms of the Financing Documents are required to be performed by it as a Bank Senior Lender.

     4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule I hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

     5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued prior to the Effective Date and to the Assignee for amounts which have accrued on and subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

     6. From and after the Effective Date, (a) the Assignee shall be a party to the Bank Senior Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank Senior Lender thereunder and under such other agreements and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Agreement and

                                    E-II-2

Acceptance, relinquish its rights and be released from its obligations under the Bank Senior Loan Agreement and such other agreements.

     7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule I hereto.

                                    E-II-3

                                  Schedule I
                         to Assignment and Acceptance


Name of Assignor:_______________________________________

Name of Assignee:_______________________________________

Effective Date of Assignment:___________________________


                                           Commitment          Commitment
  Principal Amount   Principal Amount     Percentage          Percentage
    Assigned of        Assigned of        Assigned of         Assigned of
 Tranche A Facility Tranche B Facility Tranche A Facility  Tranche B Facility
 ------------------ ------------------ ------------------  ------------------
 $_________________ $_________________ __________________% __________________%

 $_________________ $_________________ __________________% __________________%

[Name of Assignee]                            [Name of Assignor]

By:___________________________________ By:_____________________________________
   Name:                                  Name:
   Title:                                 Title:

                                    E-II-4

Consented to:
------------

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent for and on behalf of the Bank Senior Lenders

By:_____________________________
   Name:
   Title:

By:_____________________________
   Name:
   Title:

BANKERS TRUST COMPANY,
as Collateral Trustee for the Secured Parties

By:_____________________________
   Name:
   Title:

By:_____________________________
   Name:
   Title:


CREDIT SUISSE FIRST BOSTON

By:_____________________________
   Name:
   Title:


PORT ARTHUR COKER COMPANY L.P.
By:_____________________________
   Name:
   Title:

                                    E-II-5